SEMI

ANNUAL
REPORT

                                                               [GRAPHIC OMITTED]

                                                                OCTOBER 31, 2002


FRANKLIN FEDERAL
TAX-FREE INCOME FUND

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FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

THANK YOU FOR INVESTING WITH
      FRANKLIN TEMPLETON. WE
  ENCOURAGE OUR INVESTORS TO
        MAINTAIN A LONG-TERM
    PERSPECTIVE AND REMEMBER
 THAT ALL SECURITIES MARKETS
   MOVE BOTH UP AND DOWN, AS
DO MUTUAL FUND SHARE PRICES.
     WE APPRECIATE YOUR PAST
 SUPPORT AND LOOK FORWARD TO
     SERVING YOUR INVESTMENT
   NEEDS IN THE YEARS AHEAD.



[PHOTO OMITTED]
CHARLES B. JOHNSON, center
CHAIRMAN
FRANKLIN FEDERAL TAX-FREE INCOME FUND

SHEILA AMOROSO & RAFAEL R. COSTAS JR.
SENIOR VICE PRESIDENTS/CO-DIRECTORS
FRANKLIN MUNICIPAL BOND DEPARTMENT



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


SHAREHOLDER LETTER

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YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN FEDERAL TAX-FREE INCOME FUND
SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX THROUGH A NATIONALLY DIVERSIFIED PORTFOLIO CONSISTING OF MUNICIPAL SECURITIES. 1
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to bring you this semiannual report for Franklin Federal Tax-Free Income Fund for the period ended October 31, 2002. As we write this report, we see signs that equity markets may be settling down and that the economy continues its slow pace of recovery. It is impossible to predict what markets will do, but after the worst extended equity market performance in many years, some investors believe the equity markets are due for some gains.

The six months under review was another period of significant equity market volatility. Gross domestic product grew at an annualized 4.0% rate for third quarter 2002, following an annualized 1.3% for the second quarter. The increased economic activity led to expectations by many that the stock market was poised to turn around. However, a spate of corporate bankruptcies and accounting scandals, as well as prospects for war, led to significant stock market declines




CONTENTS
Shareholder Letter ................. 1

Performance Summary ................ 9

Special Feature:
Understanding Your
Tax-Free Income Fund ...............11

Municipal Bond Ratings .............16

Financial Highlights &
Statement of Investments ...........19

Financial Statements ...............55

Notes to
Financial Statements ...............58

[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

1. These dividends are generally subject to state and local taxes, if any. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 23.

and investor uncertainty. Largely as a result, the bond market performed well as investors diversified into fixed income securities. At the beginning of the reporting period, the 10-year Treasury note was yielding 5.11%, with the yield dropping to 3.93% on October 31, 2002. Over the same period, the Dow Jones Industrial Average fell from 10059.60 on May 1, 2002, to 7286.27 on October 9, 2002, before ending the six-month period at 8397.03, a 14.60% loss. 2

With $289 billion in municipal bonds issued so far in 2002, the industry seems to be on pace to break the $293 billion record set in 1993. 3 This high issuance level can be largely attributed to the low interest rate environment, which created attractive opportunities for municipalities to refinance higher interest rate debt and borrow inexpensively for current finance needs. At the same time, demand was very healthy, due in part to the "flight to quality" resulting from negative equity market performance. Although most of the flight was to Treasury obligations, municipal bonds benefited as well. Lower long-term interest rates resulting from increased demand translated into solid price performance for bonds because long-term interest rates and bond prices move in opposite directions. Still, relative to Treasuries, municipal bonds continued to offer significant value.

During the period, the Bond Buyer Municipal Bond Index (Bond Buyer 40) yielded as much as 106% of the 30-year Treasury bond. 3 At that level, investors were essentially getting


2. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return, calculated by Wilshire Associates Inc., includes reinvested dividends.
3. Source: THE BOND BUYER. The Bond Buyer 40 is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.


[SIDEBAR]

"... [T]HE BOND MARKET PERFORMED WELL AS INVESTORS DIVERSIFIED INTO FIXED INCOME SECURITIES."

the tax exemption municipal bonds offer for free. In addition, investors incurred a minimal amount of extra risk because, on a credit quality basis, municipal bonds are considered to be the safest investment available after Treasuries.

The 2001 recession generally pressured municipal revenues. Sales, personal and property taxes tend to bring in less money to municipalities' coffers during times of economic weakness. As a result, budget deficits are generated and balancing them usually requires a combination of higher taxes and fees and reduced expenditures. These situations also commonly cause rating downgrades by the independent rating agencies, which can result in a drop in the affected bonds' values. While we pay close attention to such movements, we also take a long-term view. Defaults by states and municipalities are rare. Municipalities do not disappear the way troubled corporations can. Because they will need money in the future to maintain their infrastructures and to accommodate and promote growth, they work hard to avoid a default on their records.


PORTFOLIO NOTES
For the first five months of the six-month period ended October 31, 2002, long-term interest rates experienced a steady decline. The municipal bond market followed suit, as evidenced by the Bond Buyer 40, which yielded 5.30% at the beginning of the period, and fell to 4.86% on October 1, 2002, a level not seen in years. As bond yields fell, their prices rose;

CREDIT QUALITY BREAKDOWN*
Based on Total Long-Term Investments
10/31/02

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
AAA - 51.7%
AA - 15.8%
A - 14.5%
BBB - 15.3%
Below Investment Grade - 2.7%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

however, the five-month rally was followed by a correction, leading the Bond Buyer 40's yield to spike back up to 5.06% by October 31, 2002. 3 Despite the correction, the municipal bond market generally performed well for the period.

As rates declined to historical lows and yield spreads tightened, we found value in bonds from sectors and states that tend to hold their value better in down markets. More than 95% of the Fund's new purchases were rated AA or AAA. As a result, the credit quality of the portfolio improved, with AAA- and AA-rated securities representing 67.5% of the Fund's total long-term investments at the end of the reporting period.

Franklin Federal Tax-Free Income Fund experienced a negative impact, however, from its exposure to airline-backed securities during the six months under review. The airline sector underperformed all other sectors, and all major rating agencies downgraded airline bonds. Although the Federal Aviation Bill, passed in late 2001, helped short-term liquidity issues, the sector's long-term health depends primarily on passenger traffic and airlines' making difficult choices needed to reduce their cost structure. We believe it will take time and renewed confidence for passenger traffic to return to normal levels. At the end of the period, we felt comfortable with our airline sector holdings, which represented 1.35% of total long-term investments.

Notable purchases during the period included New York MTA Transportation Revenue; Louisiana State Gas and Fuels Tax Revenue; Gwinnett County, Georgia, Water and Sewer Authority

Revenue; Jacksonville, Florida, Capital Improvement Revenue; and Massachusetts State GO bonds. These purchases maintained diversification across a broad range of sectors, which helps reduce the Fund's exposure to risk and volatility in any one sector.

During the reporting period, the Fund experienced an unusually high number of bond calls as issuers took advantage of the low interest rate environment to call some of their higher coupon bonds. As a result, Franklin Federal Tax-Free Income Fund had more than 5% of its total long-term investments called. The called bonds were older securities paying 7% and 8% coupons, which had supported steady, high income for the Fund over the past several years.

However, we could reinvest proceeds from bond calls only at much lower, current rates, resulting in a decline in the Fund's investment income and, ultimately, a reduction in the Fund's dividend during the period. We invite you to read the special feature included in this report, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate.

Please keep in mind that your Fund combines the advantages of high credit quality and tax-free yields.1 The Performance Summary beginning on page 9 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.89%, based on an annualization of October's 5.05 cent ($0.0505) per share dividend and the maximum offering price of $12.40 on October 31, 2002. An investor in the maximum



PORTFOLIO BREAKDOWN
10/31/02

                          % OF TOTAL
                           LONG-TERM
                          INVESTMENTS
-------------------------------------

Utilities                       20.6%

Transportation                  14.3%

General Obligation              14.1%

Prerefunded                     12.7%

Hospital & Health Care          11.7%

Subject to Government
Appropriations                   6.6%

Housing                          6.5%

Corporate-Backed                 5.4%

Other Revenue                    3.2%

Tax-Supported                    3.1%

Higher Education                 1.8%

DIVIDEND DISTRIBUTIONS
5/1/02-10/31/02

                                     DIVIDEND PER SHARE
                    ---------------------------------------------------
                                                              ADVISOR
MONTH                  CLASS A      CLASS B      CLASS C       CLASS
-----------------------------------------------------------------------

May                  5.05 cents   4.50 cents   4.51 cents    5.16 cents

June                 5.05 cents   4.53 cents   4.51 cents    5.13 cents

July                 5.05 cents   4.53 cents   4.51 cents    5.13 cents

August               5.05 cents   4.53 cents   4.51 cents    5.13 cents

September            5.05 cents   4.48 cents   4.50 cents    5.14 cents

October              5.05 cents   4.48 cents   4.50 cents    5.13 cents

-----------------------------------------------------------------------
TOTAL               30.30 CENTS  27.05 CENTS  27.04 CENTS  30.82 CENTS



federal income tax bracket of 38.6% would need to earn 7.96% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows distribution rates and their taxable equivalents for Class B, C and Advisor shares.

At period-end in terms of interest rates and the economy, as long as the economy does not grow too fast, we would expect a very slow rise in long-term interest rates, reflecting slight upward pressure on inflation. That scenario appears to be priced into the bond market. Although, for bonds, rapid inflation would be the most worrisome aspect of an improving economy, conditions at period-end did not suggest that probability. In fact, some forecasters are predicting deflation, another scenario we see as unlikely.

We could possibly see a reduced supply next year with fewer opportunities for municipalities to refinance. Although demand may decline if long-term interest rates rise and equity markets stabilize and post positive gains, we believe some of the reduction in demand may be offset by other investors being lured by higher yields and the need to maintain diversified portfolios of stocks, bonds and cash. Rather than try to predict the markets going forward, we will continue to focus on our time-tested approach of seeking the highest possible income while using our conservative, buy-and-hold strategy that has served us so well in the past.

Investors tend to overreact at the worst times, and often view stocks and bonds as alternatives to one another instead of complements. At Franklin Templeton, we believe bonds should be held for income and portfolio diversification, not to outperform stock prices. Overall, we believe Franklin Federal Tax-Free Income Fund can provide investors with high credit quality and valuable tax-free income for the long term. Investors are as different as investments, and the mix of stocks, bonds and cash in their portfolios should be tailored to their individual, long-term objectives and risk tolerance. Especially during periods of uncertain markets, working with a financial advisor can help each investor develop a suitable investment plan and adhere to it when markets fluctuate. We encourage you to contact us whenever you have questions about your Franklin tax-free fixed income investments. We consider accessibility to our shareholders and their advisors as part of our responsibility as portfolio managers.

--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

Thank you for investing in Franklin Federal Tax-Free Income Fund. We look forward to serving you in the future.

Sincerely,


/S/SIGNATURE
Charles B. Johnson
Chairman
Franklin Federal Tax-Free Income Fund


/S/SIGNATURE
Sheila Amoroso


/S/SIGNATURE
Rafael R. Costas Jr.

Senior Vice Presidents/Co-Directors
Franklin Municipal Bond Department





--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          +$0.06         $11.87    $11.81
DISTRIBUTIONS (5/1/02-10/31/02)
Dividend Income                $0.3030

CLASS B                        CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          +$0.05         $11.86    $11.81
DISTRIBUTIONS (5/1/02-10/31/02)
Dividend Income                $0.2705

CLASS C                        CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          +$0.05         $11.86    $11.81
DISTRIBUTIONS (5/1/02-10/31/02)
Dividend Income                $0.2704

ADVISOR CLASS                  CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          +$0.05         $11.87    $11.82
DISTRIBUTIONS (5/1/02-10/31/02)
Dividend Income                $0.3082


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------




Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's October monthly dividend and the maximum offering price (NAV for Classes B and Advisor) per share on 10/31/02.
5. Taxable equivalent distribution rate and yield assume the 2002 maximum federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/02.
7. Effective 3/20/02, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/20/02, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 3/19/02, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/20/02 (commencement of sales), the cumulative total return of Advisor Class shares was +4.56%.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


PERFORMANCE

CLASS A                                        6-MONTH 1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                       +3.10% +3.78%   +27.34%  +82.75%
Average Annual Total Return 2                   -1.25% -0.60%    +4.05%   +5.75%
Avg. Ann. Total Return (9/30/02) 3                     +2.17%    +4.56%   +5.80%

Distribution Rate 4                                 4.89%
Taxable Equivalent Distribution Rate 5              7.96%
30-Day Standardized Yield 6                         3.73%
Taxable Equivalent Yield 5                          6.07%

                                                                       INCEPTION
CLASS B                                        6-MONTH 1-YEAR   3-YEAR  (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return 1                       +2.73% +3.20%   +19.29%  +15.49%
Average Annual Total Return 2                   -1.27% -0.74%    +5.16%   +3.15%
Avg. Ann. Total Return (9/30/02) 3                     +2.10%    +5.34%   +3.74%

Distribution Rate 4                                 4.53%
Taxable Equivalent Distribution Rate 5              7.38%
30-Day Standardized Yield 6                         3.33%
Taxable Equivalent Yield 5                          5.42%

                                                                       INCEPTION
CLASS C                                        6-MONTH 1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return 1                       +2.73% +3.20%   +23.80%  +48.05%
Average Annual Total Return 2                   +0.71% +1.20%    +4.16%   +5.23%
Avg. Ann. Total Return (9/30/02) 3                     +4.14%    +4.69%   +5.57%

Distribution Rate 4                                 4.51%
Taxable Equivalent Distribution Rate 5              7.35%
30-Day Standardized Yield 6                         3.31%
Taxable Equivalent Yield 5                          5.39%

ADVISOR CLASS 7                                6-MONTH 1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                       +3.05% +3.82%   +27.39%  +82.83%
Average Annual Total Return 2                   +3.05% +3.82%    +4.96%   +6.22%
Avg. Ann. Total Return (9/30/02) 3                     +6.82%    +5.50%   +6.28%

Distribution Rate 4                                 5.19%
Taxable Equivalent Distribution Rate 5              8.45%
30-Day Standardized Yield 6                         3.98%
Taxable Equivalent Yield 5                          6.48%



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

SPECIAL FEATURE:
UNDERSTANDING YOUR TAX-FREE
INCOME FUND -- WHAT CAUSES
DIVIDENDS AND FUND PRICES TO
FLUCTUATE


Q

&

A



DID YOU EVER WONDER WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? OR HAVE YOU NOTICED HOW CHANGES IN INTEREST RATES CAN AFFECT YOUR FUND'S SHARE PRICE? AT FRANKLIN TEMPLETON INVESTMENTS, MAINTAINING A STABLE DIVIDEND AND A RELATIVELY STABLE SHARE PRICE FOR YOUR TAX-FREE FUND IS OUR TOP PRIORITY. UNFORTUNATELY THOUGH, WE CAN'T CONTROL THE ECONOMIC ENVIRONMENT, AND FACTORS SUCH AS CHANGING INTEREST RATES CAN CAUSE YOUR FUND'S SHARE PRICE AND DIVIDEND PAYMENTS TO FLUCTUATE.

BELOW YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BOND PRICES AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.


Q.  WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. For example, strong economic growth can lead to inflation. If the Federal Reserve Board (the Fed) becomes concerned about inflation, it may attempt to cool the economy by raising short-term interest rates, as it did in 2000. On the other hand, if the economy slows down, the Fed may lower short-term interest rates to stimulate economic growth, as we witnessed in 2001.





             ------------------------------------------------------
              NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE
             ------------------------------------------------------
                       NOT PART OF THE SHAREHOLDER REPORT

    It's important to note the Fed only has the power to change short-term interest rates such as the federal funds target rate and the discount rate, which represent the overnight rates charged among banks.

    Long-term interest rates, as represented by the 10-year or 30-year Treasury bond, are market-driven and tend to move in anticipation of changes in the economy and inflation. Most Franklin tax-free fund portfolios are composed of long-term municipal bonds, whose prices are affected primarily by changes in long-term interest rates.


Q.  HOW DO CHANGES IN INTEREST RATES AFFECT MY TAX-FREE INCOME FUND?

    INTEREST RATES AND BOND PRICES:
    AN INVERSE RELATIONSHIP
A. Interest rates and bond prices behave like two sides of a seesaw. When interest rates drop, bond prices usually rise. When rates climb, bond prices usually fall. This is because when rates go up, newly issued bonds, with their new, higher yields become more attractive than comparable existing bonds. So, investors who want to sell their existing bonds have to reduce their prices to make them equally attractive.



[GRAPHIC OMITTED]

                       NOT PART OF THE SHAREHOLDER REPORT

    As prices of the municipal bonds in your fund's portfolio adjust to a rise in interest rates, you may see a decline in your fund's share price as measured by net asset value (NAV). Conversely, when interest rates decline, your fund's NAV will tend to increase, as we saw in 2001.

    INTEREST RATES AND TAX-FREE DIVIDENDS
    When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower yielding bonds, to reduce the amount of interest they pay on the debt. As funds now have to reinvest proceeds from the called bonds into new lower-yielding bonds, their investment earnings decline and the dividends paid out to shareholders also decline over time.

    When interest rates rise, the situation is reversed. As funds are able to invest cash proceeds in new, higher-yielding bonds, they're able to pay out higher dividends to shareholders.


Q.  WHY HAVE MY TAX-FREE DIVIDENDS BEEN DECLINING RECENTLY?

A. While long-term interest rates have fluctuated over the past 15 years, overall, they've experienced a net decline. Consequently, industry-wide, many tax-free portfolios have had older, higher-yielding municipal bonds "called" away and have had to reinvest their "call" proceeds and new cash inflows in new, lower-yielding bonds.

    Many of Franklin's tax-free funds have been similarly affected, and because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.

    For example, in the late 1980s and early 1990s, we were able to invest in bonds yielding approximately 8%. As these



                       NOT PART OF THE SHAREHOLDER REPORT
    bonds matured or were called, we've had to reinvest the proceeds at lower rates, recently that rate being 5.06%.1 Because we're investing in bonds with lower yields, we've had to reduce dividends accordingly. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.

    Although we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.


Q.  SHOULD I BE CONCERNED WHEN MY FUND'S SHARE PRICE
    FLUCTUATES?

A. Though interest rates have been volatile over the past 20 years, municipal bond prices have remained relatively stable, as shown in the chart below.



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
MUNICIPAL BOND PRICES VS. INTEREST RATES*
November 1982-October 2002





          Date       Interest Rates    Municipal Bond Prices
                     --------------    ---------------------
          Nov 1982           10.55%                  $ 88.55
          Dec 1982           10.54%                  $ 92.05
          Jan 1983           10.46%                  $ 90.42
          Feb 1983           10.72%                  $ 93.23
          Mar 1983           10.51%                  $ 91.15
          Apr 1983           10.40%                  $ 93.42
          May 1983           10.38%                  $ 89.02
          Jun 1983           10.85%                  $ 90.56
          Jul 1983           11.38%                  $ 90.25
          Aug 1983           11.85%                  $ 90.73
          Sep 1983           11.65%                  $ 91.47
          Oct 1983           11.54%                  $ 88.97
          Nov 1983           11.69%                  $ 88.86
          Dec 1983           11.83%                  $ 90.31
          Jan 1984           11.67%                  $ 91.80
          Feb 1984           11.84%                  $ 90.71
          Mar 1984           12.32%                  $ 92.76
          Apr 1984           12.63%                  $ 92.19
          May 1984           13.41%                  $ 88.68
          Jun 1984           13.56%                  $ 87.14
          Jul 1984           13.36%                  $ 89.90
          Aug 1984           12.72%                  $ 86.53
          Sep 1984           12.52%                  $ 91.62
          Oct 1984           12.16%                  $ 93.61
          Nov 1984           11.57%                  $ 92.98
          Dec 1984           11.50%                  $ 93.48
          Jan 1985           11.38%                  $ 96.60
          Feb 1985           11.51%                  $ 92.70
          Mar 1985           11.86%                  $ 94.04
          Apr 1985           11.43%                  $ 95.93
          May 1985           10.85%                  $ 96.82
          Jun 1985           10.16%                  $ 96.21
          Jul 1985           10.31%                  $ 95.75
          Aug 1985           10.33%                  $ 95.42
          Sep 1985           10.37%                  $ 94.26
          Oct 1985           10.24%                  $ 96.13
          Nov 1985            9.78%                  $ 99.29
          Dec 1985            9.26%                  $ 98.66
          Jan 1986            9.19%                  $102.32
          Feb 1986            8.70%                  $103.28
          Mar 1986            7.78%                  $101.67
          Apr 1986            7.30%                  $101.91
          May 1986            7.71%                  $ 99.80
          Jun 1986            7.80%                  $101.71
          Jul 1986            7.30%                  $100.24
          Aug 1986            7.17%                  $103.37
          Sep 1986            7.45%                  $102.20
          Oct 1986            7.43%                  $102.97
          Nov 1986            7.25%                  $103.63
          Dec 1986            7.11%                  $103.02
          Jan 1987            7.08%                  $105.34
          Feb 1987            7.25%                  $104.87
          Mar 1987            7.25%                  $102.99
          Apr 1987            8.02%                  $100.49
          May 1987            8.61%                  $ 99.66
          Jun 1987            8.40%                  $101.15
          Jul 1987            8.45%                  $101.08
          Aug 1987            8.76%                  $100.65
          Sep 1987            9.42%                  $ 97.95
          Oct 1987            9.52%                  $ 99.99
          Nov 1987            8.86%                  $ 99.38
          Dec 1987            8.99%                  $ 99.62
          Jan 1988            8.67%                  $104.13
          Feb 1988            8.21%                  $104.48
          Mar 1988            8.37%                  $102.56
          Apr 1988            8.72%                  $102.17
          May 1988            9.09%                  $101.25
          Jun 1988            8.92%                  $102.00
          Jul 1988            9.06%                  $101.79
          Aug 1988            9.26%                  $101.04
          Sep 1988            8.98%                  $102.18
          Oct 1988            8.80%                  $103.16
          Nov 1988            8.96%                  $101.53
          Dec 1988            9.11%                  $101.88
          Jan 1989            9.09%                  $102.78
          Feb 1989            9.17%                  $100.95
          Mar 1989            9.36%                  $ 99.96
          Apr 1989            9.18%                  $101.72
          May 1989            8.86%                  $103.09
          Jun 1989            8.28%                  $103.97
          Jul 1989            8.02%                  $104.40
          Aug 1989            8.11%                  $102.64
          Sep 1989            8.19%                  $101.82
          Oct 1989            8.01%                  $102.08
          Nov 1989            7.87%                  $103.12
          Dec 1989            7.84%                  $103.29
          Jan 1990            8.21%                  $103.06
          Feb 1990            8.47%                  $103.39
          Mar 1990            8.59%                  $102.95
          Apr 1990            8.79%                  $102.02
          May 1990            8.76%                  $103.34
          Jun 1990            8.48%                  $103.61
          Jul 1990            8.47%                  $103.28
          Aug 1990            8.75%                  $101.26
          Sep 1990            8.89%                  $100.79
          Oct 1990            8.72%                  $101.85
          Nov 1990            8.39%                  $103.26
          Dec 1990            8.08%                  $103.19
          Jan 1991            8.09%                  $103.89
          Feb 1991            7.85%                  $104.02
          Mar 1991            8.11%                  $103.37
          Apr 1991            8.04%                  $103.75
          May 1991            8.07%                  $103.88
          Jun 1991            8.28%                  $103.16
          Jul 1991            8.27%                  $103.66
          Aug 1991            7.90%                  $103.51
          Sep 1991            7.65%                  $104.29
          Oct 1991            7.53%                  $104.61
          Nov 1991            7.42%                  $104.31
          Dec 1991            7.09%                  $105.89
          Jan 1992            7.03%                  $105.46
          Feb 1992            7.34%                  $104.84
          Mar 1992            7.54%                  $104.15
          Apr 1992            7.48%                  $104.49
          May 1992            7.39%                  $105.05
          Jun 1992            7.26%                  $106.32
          Jul 1992            6.84%                  $109.47
          Aug 1992            6.59%                  $107.80
          Sep 1992            6.42%                  $107.82
          Oct 1992            6.59%                  $105.94
          Nov 1992            6.87%                  $107.20
          Dec 1992            6.77%                  $107.69
          Jan 1993            6.39%                  $106.54
          Feb 1993            6.03%                  $109.63
          Mar 1993            6.03%                  $107.91
          Apr 1993            6.05%                  $108.38
          May 1993            6.16%                  $108.15
          Jun 1993            5.80%                  $109.07
          Jul 1993            5.83%                  $105.93
          Aug 1993            5.45%                  $107.34
          Sep 1993            5.40%                  $107.70
          Oct 1993            5.43%                  $107.18
          Nov 1993            5.83%                  $105.41
          Dec 1993            5.83%                  $106.86
          Jan 1994            5.70%                  $107.37
          Feb 1994            6.15%                  $103.87
          Mar 1994            6.78%                  $ 98.94
          Apr 1994            6.95%                  $ 99.25
          May 1994            7.12%                  $ 99.59
          Jun 1994            7.34%                  $ 98.41
          Jul 1994            7.12%                  $ 99.69
          Aug 1994            7.19%                  $ 99.52
          Sep 1994            7.62%                  $ 97.55
          Oct 1994            7.81%                  $ 95.24
          Nov 1994            7.91%                  $ 92.97
          Dec 1994            7.84%                  $ 94.53
          Jan 1995            7.60%                  $ 96.71
          Feb 1995            7.22%                  $ 99.07
          Mar 1995            7.20%                  $ 99.68
          Apr 1995            7.07%                  $ 99.24
          May 1995            6.30%                  $101.87
          Jun 1995            6.21%                  $100.34
          Jul 1995            6.45%                  $100.74
          Aug 1995            6.28%                  $101.47
          Sep 1995            6.17%                  $101.55
          Oct 1995            6.03%                  $102.48
          Nov 1995            5.76%                  $103.63
          Dec 1995            5.58%                  $103.43
          Jan 1996            5.60%                  $103.70
          Feb 1996            6.13%                  $102.47
          Mar 1996            6.34%                  $100.60
          Apr 1996            6.66%                  $ 99.82
          May 1996            6.85%                  $ 99.32
          Jun 1996            6.73%                  $ 99.93
          Jul 1996            6.80%                  $100.37
          Aug 1996            6.96%                  $ 99.85
          Sep 1996            6.72%                  $100.75
          Oct 1996            6.37%                  $100.03
          Nov 1996            6.06%                  $101.35
          Dec 1996            6.43%                  $100.45
          Jan 1997            6.53%                  $100.15
          Feb 1997            6.58%                  $100.50
          Mar 1997            6.92%                  $ 98.61
          Apr 1997            6.72%                  $ 99.01
          May 1997            6.67%                  $100.06
          Jun 1997            6.51%                  $100.65
          Jul 1997            6.02%                  $102.98
          Aug 1997            6.34%                  $101.40
          Sep 1997            6.12%                  $101.60
          Oct 1997            5.84%                  $101.75
          Nov 1997            5.86%                  $101.84
          Dec 1997            5.75%                  $102.73
          Jan 1998            5.53%                  $103.22
          Feb 1998            5.62%                  $102.73
          Mar 1998            5.67%                  $102.30
          Apr 1998            5.68%                  $101.38
          May 1998            5.56%                  $102.40
          Jun 1998            5.44%                  $102.17
          Jul 1998            5.50%                  $101.95
          Aug 1998            5.05%                  $103.09
          Sep 1998            4.44%                  $103.93
          Oct 1998            4.64%                  $103.30
          Nov 1998            4.74%                  $103.20
          Dec 1998            4.65%                  $102.97
          Jan 1999            4.66%                  $103.74
          Feb 1999            5.29%                  $102.67
          Mar 1999            5.25%                  $102.32
          Apr 1999            5.36%                  $102.12
          May 1999            5.64%                  $101.03
          Jun 1999            5.81%                  $ 99.09
          Jul 1999            5.92%                  $ 98.71
          Aug 1999            5.98%                  $ 97.47
          Sep 1999            5.90%                  $ 97.08
          Oct 1999            6.06%                  $ 95.62
          Nov 1999            6.18%                  $ 96.09
          Dec 1999            6.28%                  $ 94.56
          Jan 2000            6.68%                  $ 93.74
          Feb 2000            6.42%                  $ 94.43
          Mar 2000            6.03%                  $ 96.08
          Apr 2000            6.23%                  $ 94.88
          May 2000            6.29%                  $ 93.87
          Jun 2000            6.03%                  $ 95.93
          Jul 2000            6.04%                  $ 96.82
          Aug 2000            5.73%                  $ 97.89
          Sep 2000            5.80%                  $ 96.91
          Oct 2000            5.77%                  $ 97.55
          Nov 2000            5.48%                  $ 97.81
          Dec 2000            5.12%                  $ 99.82
          Jan 2001            5.19%                  $100.36
          Feb 2001            4.92%                  $100.26
          Mar 2001            4.95%                  $100.75
          Apr 2001            5.35%                  $ 99.18
          May 2001            5.43%                  $ 99.79
          Jun 2001            5.42%                  $ 99.82
          Jul 2001            5.07%                  $100.90
          Aug 2001            4.79%                  $102.15
          Sep 2001            4.60%                  $101.40
          Oct 2001            4.30%                  $102.17
          Nov 2001            4.78%                  $100.85
          Dec 2001            5.07%                  $ 99.44
          Jan 2002            5.07%                  $100.70
          Feb 2002            4.88%                  $101.55
          Mar 2002            5.42%                  $ 99.08
          Apr 2002            5.11%                  $100.59
          May 2002            5.08%                  $100.78
          Jun 2002            4.86%                  $100.99
          Jul 2002            4.51%                  $101.93
          Aug 2002            4.14%                  $102.85
          Sep 2002            3.63%                  $104.74
          Oct 2002            3.93%                  $102.60

    *Source: Standard & Poor's Micropal. Municipal bonds are represented by Lehman Brothers Municipal Bond Index and interest rates are represented by 10-year Treasury bond yields which reflect long-term interest rate movements. For illustrative purposes only, not representative of any Franklin tax-free income fund.

1. Based on the yield of the Bond Buyer 40 Index as of October 31, 2002.

                       NOT PART OF THE SHAREHOLDER REPORT

    We generally invest in current coupon securities to maximize tax-free income for our shareholders.2 Over time, as we invest in different interest rate climates, the portfolios become well-diversified with a broad range of securities. As a result of this strategy, we own many older securities with higher coupons which are generally less sensitive to interest rates, and which help to provide stability to our fund portfolios.


Q.  HOW CAN FRANKLIN'S INVESTMENT APPROACH BENEFIT MY
    PORTFOLIO WHEN INTEREST RATES ARE VOLATILE?

A. For over a quarter of a century, we've consistently adhered to a strategy of investing for high, current, tax-free income while working to preserve shareholders' capital.3 Our straightforward approach to investing means we avoid speculative derivatives or futures, which can be extremely sensitive to interest-rate movements.

    Our investment strategy may not immunize fund portfolios from interest rate risk, but it may help to reduce the risk. Overall, we're confident that our professionally managed portfolios will provide long-term investors with relative stability and valuable tax-free income.



2. Coupon refers to the fixed amount of interest income paid out by a municipal security to a bondholder.

3. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

                                                            SR TFINS 10/02



                       NOT PART OF THE SHAREHOLDER REPORT

MUNICIPAL BOND RATINGS


MOODY'S

AAA: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

BA: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

CA: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Highlights

                                                                                      CLASS A
                                                    ------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2002                YEAR ENDED APRIL 30,
                                                    ------------------------------------------------------------------------
                                                       (UNAUDITED)     2002        2001        2000        1999        1998
                                                    ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............     $11.81       $11.77      $11.41      $12.31      $12.25      $11.90
                                                    ------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ..........................        .30          .62         .65         .66         .67         .69
 Net realized and unrealized gains (losses) .......        .06          .04         .36        (.89)        .06         .35
                                                    ------------------------------------------------------------------------
Total from investment operations ..................        .36          .66        1.01        (.23)        .73        1.04
                                                    ------------------------------------------------------------------------
Less distributions from:
 Net investment income ............................       (.30)        (.62)       (.65)       (.66)       (.67)       (.69)
 Net realized gains ...............................         --           --          --        (.01)         --          --
                                                    ------------------------------------------------------------------------
Total distributions ...............................       (.30)        (.62)       (.65)       (.67)       (.67)       (.69)
                                                    ------------------------------------------------------------------------
Net asset value, end of period ....................     $11.87       $11.81      $11.77      $11.41      $12.31      $12.25
                                                    ========================================================================
Total return b ....................................      3.10%        5.71%       9.07%     (1.87)%       6.10%       8.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................. $6,713,307   $6,633,281  $6,431,800  $6,321,014  $7,170,226  $7,022,961
Ratios to average net assets:
 Expenses .........................................       .60% c       .59%        .60%        .60%        .60%        .59%
 Net investment income ............................      4.98% c      5.20%       5.54%       5.64%       5.41%       5.70%
Portfolio turnover rate ...........................      5.84%       12.95%       9.79%      16.63%       9.90%      14.54%




a Based on average shares outstanding effective year ended April 30, 1999.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Highlights (CONTINUED)

                                                                     CLASS B
                                                ------------------------------------------------------
                                                SIX MONTHS ENDED           YEAR ENDED APRIL 30,
                                                OCTOBER 31, 2002  ------------------------------------
                                                   (UNAUDITED)      2002      2001     2000     1999 d
                                                ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........         $11.81    $11.77    $11.41   $12.30   $12.39
                                                ------------------------------------------------------
Income from investment operations:
 Net investment income a ......................            .27       .55       .58      .59      .23
 Net realized and unrealized gains (losses) ...            .05       .04       .37     (.88)    (.11)
                                                ------------------------------------------------------
Total from investment operations ..............            .32       .59       .95     (.29)     .12
                                                ------------------------------------------------------
Less distributions from:
 Net investment income ........................           (.27)     (.55)     (.59)    (.59)    (.21)
 Net realized gains ...........................             --        --        --     (.01)      --
                                                ------------------------------------------------------
Total distributions ...........................           (.27)     (.55)     (.59)    (.60)    (.21)
                                                ------------------------------------------------------
Net asset value, end of period ................         $11.86    $11.81    $11.77   $11.41   $12.30
                                                ======================================================

Total return b ................................          2.73%     5.13%     8.47%  (2.35)%     .96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $265,829  $220,757  $120,639  $66,158  $27,988
Ratios to average net assets:
 Expenses .....................................          1.16% c   1.16%     1.16%    1.17%    1.17% c
 Net investment income ........................          4.41% c   4.63%     4.96%    5.10%    4.86% c
Portfolio turnover rate .......................          5.84%    12.95%     9.79%   16.63%    9.90%


a Based on average shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized
d For the period January 1, 1999 (effective date) to April 30, 1999.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Highlights (CONTINUED)

                                                                             CLASS C
                                                ---------------------------------------------------------------
                                                SIX MONTHS ENDED          YEAR ENDED APRIL 30,
                                                OCTOBER 31, 2002  ---------------------------------------------
                                                   (UNAUDITED)    2002      2001      2000      1999      1998
                                                ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............   $11.81    $11.77    $11.41    $12.31    $12.24    $11.90
                                                    -----------------------------------------------------------
Income from investment operations:
 Net investment income a ..........................      .27       .55       .58       .59       .60       .63
 Net realized and unrealized gains (losses) .......      .05       .04       .36      (.89)      .07       .33
                                                    -----------------------------------------------------------
Total from investment operations ..................      .32       .59       .94      (.30)      .67       .96
                                                    -----------------------------------------------------------
Less distributions from:
 Net investment income ............................     (.27)     (.55)     (.58)     (.59)     (.60)     (.62)
 Net realized gains ...............................       --        --        --      (.01)       --        --
                                                    -----------------------------------------------------------
Total distributions ...............................     (.27)     (.55)     (.58)     (.60)     (.60)     (.62)
                                                    -----------------------------------------------------------
Net asset value, end of period ....................   $11.86    $11.81    $11.77    $11.41    $12.31    $12.24
                                                    ===========================================================

Total return b ....................................    2.73%     5.13%     8.46%   (2.43)%     5.58%     8.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................. $360,389  $320,087  $242,255  $200,120  $212,474  $135,195
Ratios to average net assets:
 Expenses .........................................    1.15% c   1.16%     1.16%     1.17%     1.17%     1.17%
 Net investment income ............................    4.43% c   4.63%     4.97%     5.07%     4.83%     5.12%
Portfolio turnover rate ...........................    5.84%    12.95%     9.79%    16.63%     9.90%    14.54%



a Based on average shares outstanding effective year ended April 30, 1999.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Highlights (CONTINUED)

                                                               ADVISOR CLASS
                                                     -----------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 30, 2002     PERIOD ENDED
                                                        (UNAUDITED)     APRIL 30, 2002 d
                                                     -----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............          $11.82              $11.70
                                                          ------------------------------
Income from investment operations:
 Net investment incomea ..........................             .31                 .07
 Net realized and unrealized gain ................             .05                 .10
                                                          ------------------------------
Total from investment operations .................             .36                 .17
                                                          ------------------------------
Less distributions from net investment income ....            (.31)               (.05)
                                                          ------------------------------
Total distributions ..............................            (.31)               (.05)
                                                          ------------------------------
Net asset value, end of period ...................          $11.87              $11.82
                                                          ==============================

Total returnb ....................................           3.05%               1.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................         $87,889             $84,479
Ratios to average net assets:
 Expenses ........................................            .51% c              .51% c
 Net investment income ...........................           5.06% c             5.17% c
Portfolio turnover rate ..........................           5.84%              12.95%



a Based on average shares outstanding.
b Total return is not annualized for periods less than one year.
c Annualized
d For the period March 20, 2002 (effective date) to April 30, 2002.

                       See notes to financial statements.
22

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED)

                                                                                  PRINCIPAL
                                                                                    AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.2%
 BONDS 94.0%
 ALABAMA .9%
 Alabama HFA, SFMR, Series D-2, GNMA Secured, 5.75%, 10/01/23 ...............   $ 3,455,000  $  3,547,767
 Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured,
    5.125%, 6/01/28 .........................................................     7,000,000     7,014,980
 Courtland IDB,
    PCR, Champion International Corp. Project, Refunding, 6.15%, 6/01/19 ....     5,000,000     5,089,200
    Solid Waste Disposal Revenue, Champion International Corp. Project,
      Refunding, 6.00%, 8/01/29 .............................................    12,000,000    12,186,120
 Courtland IDBR,
    Champion International Corp., Refunding, Series A, 7.20%, 12/01/13 ......    12,000,000    12,402,480
    Solid Waste Disposal Revenue, Champion International Corp. Project,
      Refunding, Series A, 6.70%, 11/01/29 ..................................     4,000,000     4,238,320
 Fairfield IDB, Environmental Improvement Revenue, USX Corp. Project,
   Refunding, 5.45%, 9/01/14 ................................................     1,445,000     1,469,290
 Jefferson County Sewer Revenue, Capital Improvement wts., Series A,
   FGIC Insured, 5.375%, 2/01/36 ............................................     9,700,000    10,957,799
 Mcintosh IDB, Environmental Improvement Revenue, CIBA Specialty,
   Refunding, Series C, 5.375%, 6/01/28 .....................................       500,000       496,200
 University of Alabama, University Revenue Hospital, Series A,
   MBIA Insured, 5.875%, 9/01/31 ............................................     5,000,000     5,425,500
                                                                                             ------------
                                                                                               62,827,656
                                                                                             ------------
 ALASKA 1.0%
 Alaska State HFC Revenue, Refunding, Series A, MBIA Insured,
    6.00%, 12/01/15 .........................................................     2,460,000     2,584,353
    6.10%, 12/01/37 .........................................................    29,000,000    29,947,430
 Alaska State HFC,
    Collateralized Home Mortgage, Series A-1, 6.75%, 12/01/32 ...............       885,000       901,797
    Series A, Pre-Refunded, 6.60%, 12/01/23 .................................     8,000,000     8,187,440
    Veterans Mortgage Program, MBIA Insured, 6.75%, 12/01/25 ................    13,440,000    13,927,603
 Alaska State International Airports Revenues, Series B,
   AMBAC Insured, 5.25%, 10/01/27 ...........................................    15,000,000    15,114,450
 Anchorage Parking Authority Revenue, 5th Avenue Garage Lease Project,
    Pre-Refunded, 6.75%, 12/01/08 ...........................................     3,500,000     3,582,670
    Refunding, ETM, 6.50%, 12/01/02 .........................................       890,000       893,088
                                                                                             ------------
                                                                                               75,138,831
                                                                                             ------------
 ARIZONA 1.6%
 Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 ...................     3,340,000       835,000
 Maricopa County IDA,
    Health Facilities Revenue, Catholic Healthcare West Project,
      Refunding, Series A, 5.00%, 7/01/16 ...................................    23,000,000    21,617,930
    Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 ........    19,000,000    19,117,040
 Mesa IDAR, Discovery Health System, Series A, MBIA Insured, 5.75%, 1/01/25 .    22,500,000    24,194,925
 Salt River Project Agricultural Improvement and Power District
   Electric System Revenue, Salt River Project, Series B, 5.00%, 1/01/25 ....    17,500,000    17,609,725
 Salt River Project Arizona Agriculture Improvement and Power District
   Electric Systems Revenue, Salt River Project, Refunding,
   Series A, 5.125%, 1/01/27 ................................................    35,000,000    35,649,950
                                                                                             ------------
                                                                                              119,024,570
                                                                                             ------------
 ARKANSAS 1.3%
 Arkansas State Development Finance Authority HMR, Series B-1, GNMA Secured,
    5.80%, 1/01/23 ..........................................................       410,000       421,341
 Arkansas State Development Finance Authority Revenue, White River Medical
   Center Project, 5.60%, 6/01/24 ...........................................     1,200,000     1,210,992
 Arkansas State Development Finance Authority SFMR, MBS Program,
    Series B, 6.10%, 1/01/29 ................................................       745,000       766,054
    Series D, 6.85%, 1/01/27 ................................................        55,000        57,494
 Arkansas State Development Finance Authority Wastewater System Revenue,
  Revolving Loan Fund, Series A, 5.85%, 12/01/19 ............................     1,000,000     1,130,270

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
                                                                                    AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 ARKANSAS (CONT.)
 Arkansas State Student Loan Authority Revenue, Refunding, Sub Series B,
    6.25%, 6/01/10 ..........................................................   $   500,000  $    533,315
    5.60%, 6/01/14 ..........................................................       325,000       337,181
 Blytheville Solid Waste Recycling and Sewage Treatment Revenue,
   Nucor Corp. Project, 6.375%, 1/01/23 .....................................       100,000       102,201
 Camden Environmental Improvement Revenue, International Paper Co. Project,
   Series A, 7.625%, 11/01/18 ...............................................       250,000       266,318
 Desha County Residential Housing Facilities Board SFMR,
   Refunding, 7.50%, 4/01/11 ................................................     1,050,000     1,085,816
 Fort Smith Water and Sewer Revenue, Refunding and Construction,
   MBIA Insured, 6.00%, 10/01/12 ............................................       130,000       139,094
 Fouke School District No. 15 GO, Refunding and Construction,
  MBIA Insured, Pre-Refunded, 6.60%, 4/01/19 ................................       130,000       138,901
 Jefferson County PCR,
    Arkansas Power and Light Co. Project, Refunding, 6.30%, 6/01/18 .........     1,865,000     1,919,999
    Entergy Arkansas Inc. Project, Refunding, 5.60%, 10/01/17 ...............     7,900,000     7,931,758
 Jonesboro City Water and Light Plant Public Utilities System Revenue,
   Refunding, AMBAC Insured, 5.25%, 12/01/13 ................................       200,000       206,490
 Little River County Revenue, Georgia-Pacific Corp. Project,
   Refunding, 5.60%, 10/01/26 ...............................................    12,150,000     8,032,608
 Little Rock Municipal Airport Revenue, Refunding,
   MBIA Insured, 6.00%, 11/01/14 ............................................       130,000       130,386
 Pope County PCR,
    Arkansas Power and Light Co. Project, Refunding, 6.30%, 11/01/20 ........    60,500,000    60,631,285
    Power and Light Co. Project, Refunding, 6.30%, 12/01/16 .................     2,600,000     2,697,292
 Pulaski County Health Facilities Board Revenue, Nazareth Sisters of Charity,
   St. Vincent's Infirmary, Refunding, MBIA Insured, ETM, 6.05%, 11/01/09 ...       125,000       147,066
 Pulaski County Public Facilities Board MFR, South Oaks Apartments,
   Refunding, Series A, GNMA Secured, 6.50%, 10/20/29 .......................       600,000       624,726
 Saline County Hospital Revenue, Refunding, Connie Lee Insured, 6.00%, 9/01/19      700,000       769,461
 Saline County Retirement Housing and Healthcare Facilities Board Revenue,
   Refunding, AMBAC Insured, 5.80%, 6/01/11 .................................       195,000       213,406
 University of Central Arkansas Academic Facilities Revenue,
    Series B, AMBAC Insured, 5.875%, 4/01/16 ................................       250,000       277,873
    Series C, AMBAC Insured, 6.00%, 4/01/21 .................................     1,000,000     1,108,950
 University of Central Arkansas Athletic Facilities Revenue, Series C,
   AMBAC Insured,
    6.00%, 4/01/21 ..........................................................     1,000,000     1,108,950
    6.125%, 4/01/26 .........................................................     1,200,000     1,336,380
 University of Central Arkansas Housing System Revenue, Refunding, Series A,
   AMBAC Insured, 6.00%, 4/01/21 ............................................     1,000,000     1,108,950
                                                                                             ------------
                                                                                               94,434,557
                                                                                             ------------
 CALIFORNIA 4.0%
 Alhambra COP, Clubhouse Facility Project, 11.25%,
    1/01/08 .................................................................       410,000       415,732
    1/01/09 .................................................................       455,000       461,397
    1/01/10 .................................................................       500,000       507,070
 Burbank RDA, Tax Allocation, Refunding, Series A, 6.25%, 12/01/24 ..........     4,975,000     5,211,313
 California Educational Facilities Authority Revenue,
    National University, Connie Lee Insured, 6.00%, 5/01/09 .................     3,580,000     3,857,987
    Pooled College and University Projects, Series B, 6.00%, 12/01/20 .......     6,025,000     6,359,749
 California GO, Refunding, 5.00%, 2/01/26 ...................................    27,000,000    26,850,960
 California Health Facilities Financing Authority Revenue,
   St. Francis Medical Center, Refunding, Series H,
   AMBAC Insured, 6.30%, 10/01/15 ...........................................     2,800,000     3,157,728
 California State GO,
    5.90%, 5/01/08 ..........................................................       235,000       252,035
    6.00%, 5/01/18 ..........................................................       535,000       574,071

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
                                                                                    AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 CALIFORNIA (CONT)
 California State GO, (cont.)
    6.00%, 5/01/20 ........................................................     $   850,000  $    916,394
    5.90%, 4/01/23 ........................................................       1,200,000     1,242,276
    5.00%, 2/01/32 ........................................................      50,000,000    49,390,500
    Refunding, 5.125%, 6/01/25 ............................................      25,000,000    25,162,750
 Chino USD, COP, Refunding, FSA Insured, 5.90%, 9/01/15 ...................       8,240,000     9,080,480
 Commerce Refuse to Energy Authority Revenue, Refunding,
   Series 1994, 8.75%, 7/01/10 ............................................         855,000       932,668
 Foothill/Eastern Corridor Agency Toll Road Revenue,
    Refunding, MBIA Insured, 5.75%, 1/15/40 ...............................      20,000,000    20,326,400
    senior lien, Series A, Pre-Refunded, 6.50%, 1/01/32 ...................      39,240,000    45,346,529
 Los Angeles CRDA, Housing Revenue, Refunding, Series A, AMBAC Insured,
    6.55%, 1/01/27 ........................................................       3,180,000     3,311,080
 Los Angeles Regional Airports Improvement Corp. Lease Revenue,
    Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25      18,500,000    13,026,775
    United Airlines, International Airport, Refunding, 6.875%, 11/15/12 ...       8,400,000     4,036,032
 Pomona PFA, Revenue, Series Q, MBIA Insured, 5.90%, 12/01/25 .............       4,000,000     4,336,880
 San Francisco City and County RDA, Lease Revenue, George R. Moscone Center,
   FSA Insured, 6.75%, 7/01/24 ............................................       7,075,000     7,761,134
 San Francisco City and County Redevelopment Financing Authority Tax
   Allocation Revenue, Redevelopment Projects, Pre-Refunded, 6.50%, 8/01/22      12,680,000    14,110,938
 San Francisco City and County Sewer Revenue, Series A, FGIC Insured,
    5.90%, 10/01/20 .......................................................      10,380,000    10,935,434
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
  senior lien, 5.00%, 1/01/33 .............................................       5,000,000     4,400,800
    Pre-Refunded, 7.00%, 1/01/30 ..........................................      16,785,000    17,259,512
 University of California Revenues, Research Facilities, Series B,
   Pre-Refunded, 6.55%, 9/01/24 ...........................................      11,780,000    12,486,564
 Windsor RDAR, Tax Allocation, Windsor Project, 7.00%, 9/01/24 ............       2,405,000     2,564,596
                                                                                             ------------
                                                                                              294,275,784
                                                                                             ------------
 COLORADO 2.3%
 Colorado Health Facilities Authority Revenue,
    Catholic Health Initiatives, Series A, 5.00%, 12/01/28 ................       2,000,000     1,968,420
    Kaiser Permanente, Series A, 5.35%, 11/01/16 ..........................      13,250,000    13,566,410
    Kaiser Permanente, Series B, 5.35%, 8/01/15 ...........................      20,200,000    20,838,118
 Colorado Public Highway Authority Revenue, Highway E-470, Refunding,
   Senior Series A, MBIA Insured, 5.00%, 9/01/21 ..........................      12,715,000    13,046,607
 Colorado Water Resource Power Development Authority Clean Water Revenue,
   Series A, 5.50%, 9/01/09 ...............................................       1,250,000     1,426,538
 Denver City and County Airport Revenue,
    Refunding, Series E, MBIA Insured, 5.25%, 11/15/23 ....................      43,000,000    43,936,110
    Series A, 7.50%, 11/15/23 .............................................      13,590,000    14,755,478
    Series A, Pre-Refunded, 7.50%, 11/15/23 ...............................       2,930,000     3,314,416
    Series A, Pre-Refunded, 7.50%, 11/15/12 ...............................      11,200,000    11,442,032
    Series B, 7.25%, 11/15/23 .............................................       2,120,000     2,165,559
    Series B, Pre-Refunded, 7.25%, 11/15/23 ...............................         530,000       541,395
 Denver City and County School District No. 1 COP, Denver School Facilities
   Leasing Corp., AMBAC Insured, 5.50%, 12/15/08 ..........................       1,000,000     1,095,580
 Denver City and County Special Facilities Airport Revenue,
   United Airlines Inc. Project, Series A, 6.875%, 10/01/32 ...............      47,980,000    17,272,800
 Littleton MFHR, Riverpointe I, Refunding, Series A, FSA Insured,
    5.95%, 4/01/29 ........................................................      11,400,000    11,991,432
 Northwest Parkway Public Highway Revenue, Series A, AMBAC Insured,
    5.125%, 6/15/31 .......................................................       7,500,000     7,606,950
 University of Colorado Hospital Authority Revenue, Series A,
   AMBAC Insured, 5.00%, 11/15/29 .........................................       8,500,000     8,522,185
                                                                                             ------------
                                                                                              173,490,030
                                                                                             ------------

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)

                                                                                 PRINCIPAL
                                                                                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 CONNECTICUT .2%
 Connecticut State GO, Series D, 5.00%, 11/15/20 ............................   $ 8,000,000  $  8,234,160
 Meriden Housing Authority MFR, Connecticut Baptist Housing Project,
   GNMA Secured, 5.80%, 8/20/39 .............................................     2,760,000     2,932,610
                                                                                             ------------
                                                                                               11,166,770
                                                                                             ------------
 DELAWARE
 Delaware State EDA Revenue, Water Development, Wilmington, Refunding,
  Series B, 6.45%, 12/01/07 .................................................     1,160,000     1,347,560
 Delaware State Housing Authority MFMR, Refunding, Series D, 6.75%, 7/01/06 .     2,000,000     2,175,260
                                                                                             ------------
                                                                                                3,522,820
                                                                                             ------------
 FLORIDA 2.8%
 Broward County School Board COP, Series A, FSA Insured, 5.25%, 7/01/24 .....    25,000,000    25,568,500
 Callaway/Bay County Wastewater Systems Revenue, Series A,
   FGIC Insured, 6.00%, 9/01/26 .............................................       695,000       767,468
 Escambia County Health Facilities Authority Revenue, Ascension Health Credit,
   Refunding, Series A-2, AMBAC Insured, 5.75%, 11/15/29 ....................    10,000,000    10,712,900
 Florida State Board of Education Capital Outlay GO, Public Education,
   Refunding, Series D,
    5.75%, 6/01/22 ..........................................................    10,000,000    10,987,200
    6.00%, 6/01/23 ..........................................................    17,500,000    20,250,475
 Hillsborough County School Board COP, Master Lease Program, MBIA Insured,
    4.625%, 7/01/28 .........................................................    15,000,000    14,170,200
 Jacksonville Capital Improvement Revenue, Series A, AMBAC Insured,
    5.00%, 10/01/30 .........................................................    20,175,000    20,220,999
 Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%,
    10/01/23 ................................................................     6,000,000     6,038,280
    10/01/26 ................................................................    20,000,000    20,084,600
 Jacksonville Transportation Revenue, MBIA Insured, 5.00%, 10/01/31 .........     5,000,000     5,010,450
 Jea Electric System Revenue, Refunding, Sub Series D, 4.625%, 10/01/22 .....    11,000,000    10,536,790
 Miami-Dade County School Board COP, Series A, MBIA Insured, 5.125%, 5/01/26     17,625,000    17,829,626
 Orlando Utilities Commission Water and Electric Revenue, Refunding,
    5.00%, 10/01/22 .........................................................     7,500,000     7,581,450
 Palm Beach County School Board COP, Series A, FGIC Insured, 6.00%, 8/01/23 .     5,100,000     6,015,501
 St. Augustine Water and Sewer Revenue, Refunding, Series A,
   MBIA Insured, 6.20%,
    10/01/03 ................................................................     1,005,000     1,046,848
    10/01/04 ................................................................     1,065,000     1,154,045
    10/01/05 ................................................................     1,130,000     1,260,922
    10/01/06 ................................................................     1,200,000     1,351,416
    10/01/07 ................................................................     1,275,000     1,428,191
    10/01/08 ................................................................     1,355,000     1,517,803
    10/01/12 ................................................................     6,300,000     7,056,945
 Tampa Bay Water Utility System Revenue, Series B, FGIC Insured, 5.00%,
    10/01/26 ................................................................    10,000,000    10,042,300
    10/01/31 ................................................................    10,000,000    10,020,900
                                                                                             ------------
                                                                                              210,653,809
                                                                                             ------------
 GEORGIA 2.0%
 Atlanta Airport Facilities Revenue, Refunding, Series A, FGIC Insured,
    5.50%, 1/01/26 ..........................................................    18,295,000    19,078,941
 Atlanta Development Authority Revenue, Yamacraw Design Center Project,
   Series A, MBIA Insured, 5.125%, 1/01/27 ..................................     5,000,000     5,070,800
 Atlanta Water and Wastewater Revenue, Refunding, Series A, MBIA Insured,
    5.00%, 11/01/33 .........................................................    20,000,000    20,044,800
 Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle,
   1st Series, 5.40%, 5/01/34 ...............................................    15,705,000    15,843,832
 De Kalb County Water and Sewer Revenue, 5.25%, 10/01/25 ....................    12,000,000    12,351,960

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 GEORGIA(CONT.)
 Fulton County Development Authority Special Facilities Revenue,
   Delta Airlines Inc. Project, Refunding,
    6.85%, 11/01/07 ......................................................      $ 3,400,000  $  2,949,908
    6.95%, 11/01/12 ......................................................        5,500,000     3,831,245
 Georgia Local Government COP, Grantor Trust, Series A, MBIA Insured,
    4.75%, 6/01/28 .......................................................       15,000,000    14,545,800
 Georgia Municipal Electric Authority Power Revenue,
    Series B, 6.375%, 1/01/16 ............................................       14,000,000    14,334,600
    Series EE, AMBAC Insured, 6.40%, 1/01/23 .............................        6,325,000     6,748,838
 Georgia State HFAR, Homeownership Opportunity Program, Series C, 6.60%,
   12/01/23 ..............................................................        2,275,000     2,322,502
 Gwinnett County Hospital Authority Revenue Anticipation Certificates,
   Gwinnett Hospital Systems Inc. Project,
  Series B, MBIA Insured, 5.30%, 9/01/27 .................................       10,000,000    10,000,000
 Gwinnett County Water and Sewer Authority Revenue, 5.25%, 8/01/25 .......       20,000,000    20,629,200
                                                                                             ------------
                                                                                              147,752,426
                                                                                             ------------
 HAWAII 1.2%
 Hawaii State Airports System Revenue,
    Refunding, Third Series 1994, AMBAC Insured, 5.75%, 7/01/09 ..........          300,000       325,059
    Second Series 1992, MBIA Insured, 6.90%, 7/01/12 .....................          400,000       483,764
    Second Series, 6.90%, 7/01/12 ........................................          500,000       602,870
 Hawaii State Department of Budget and Finance Special Purpose
   Mortgage Revenue,
    Hawaiian Electric Co. and Subsidiaries, MBIA Insured, 6.55%, 12/01/22         3,425,000     3,504,700
    Hawaiian Electric Co., Series A, MBIA Insured, 6.60%, 1/01/25 ........        1,950,000     2,123,511
    Kapiolani Health Care System, Refunding, 6.40%, 7/01/13 ..............          600,000       617,232
    Kapiolani Health Care System, Refunding, 6.00%, 7/01/19 ..............        2,725,000     2,760,698
    St. Francis Medical Centers, Refunding, FSA Insured, 6.50%, 7/01/22 ..        1,100,000     1,129,337
 Hawaii State Department of Budget and Finance Special Purpose Revenue,
    6.00%, 7/01/11 .......................................................        1,000,000     1,046,150
    6.20%, 7/01/16 .......................................................        2,000,000     2,080,860
    Hawaiian Electric Co. Project, Series B, MBIA Insured, 5.875%, 12/01/26         500,000       528,465
    Kaiser Permanente, Series A, 5.15%, 3/01/15 ..........................        4,000,000     4,040,160
    Kapiolani Health Obligation, 6.25%, 7/01/21 ..........................        7,350,000     7,528,164
    Queens Health System, Refunding, Series A, 6.05%, 7/01/16 ............        1,000,000     1,050,590
    Queens Health System, Refunding, Series A, 6.00%, 7/01/20 ............          120,000       124,285
    Queens Health System, Refunding, Series A, 5.75%, 7/01/26 ............        7,000,000     7,148,190
    Wilcox Memorial Hospital Projects, 5.25%, 7/01/13 ....................          600,000       605,604
    Wilcox Memorial Hospital Projects, 5.35%, 7/01/18 ....................        2,040,000     1,974,740
    Wilcox Memorial Hospital Projects, 5.50%, 7/01/28 ....................        2,410,000     2,234,865
 Hawaii State Department of Transportation Special Facilities Revenue,
   Matson Terminals Inc., Refunding,
    5.75%, 3/01/13 .......................................................           75,000        76,542
 Hawaii State GO,
    Series BW, 6.375%, 3/01/11 ...........................................          100,000       119,797
    Series CA, 6.00%, 1/01/09 ............................................          100,000       115,286
    Series CT, FSA Insured, 5.875%, 9/01/19 ..............................        5,000,000     5,850,550
 Hawaii State Harbor Capital Improvement Revenue, Refunding, Series 1994,
   FGIC Insured,
    6.25%, 7/01/15 .......................................................        1,000,000     1,080,970
    6.375%, 7/01/24 ......................................................          500,000       540,720

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 HAWAII (CONT.)
 Hawaii State Housing Finance and Development Corp. Revenue,
   Affordable Rental Housing Program, Series A,
    6.00%, 7/01/15 ..........................................................   $   975,000  $  1,024,715
    6.05%, 7/01/22 ..........................................................       750,000       780,083
    6.10%, 7/01/30 ..........................................................       235,000       242,062
 Hawaii State Housing Finance and Development Corp. SFM Purchase Revenue,
    Series A, 7.10%, 7/01/24 ................................................     3,805,000     3,834,489
    Series A, 6.00%, 7/01/26 ................................................       220,000       224,380
    Series A, FNMA Insured, 5.75%, 7/01/30 ..................................     2,475,000     2,525,465
    Series B, 7.00%, 7/01/31 ................................................     6,745,000     6,797,409
 Hawaii State SFMR, HFC,
    Series A, 7.00%, 7/01/11 ................................................       230,000       232,553
    Series B, 6.90%, 7/01/16 ................................................       210,000       211,632
 Honolulu City and County GO,
    Refunding, Series 1992, 6.00%, 12/01/14 .................................       150,000       179,615
    Series C, FGIC Insured, 5.00%, 7/01/20 ..................................     5,250,000     5,375,633
 Honolulu City and County MFHR, Waipahu Towers Project, Series A, 6.90%,
    6/20/35 .................................................................     1,205,000     1,268,937
 Honolulu City and County Wastewater System Revenue,
    2ndBond Resolution, Junior Series, FGIC Insured, 5.00%, 7/01/23 .........    10,000,000    10,037,300
    First Bond Resolution, Series SR, AMBAC Insured, 5.125%, 7/01/31 ........     8,000,000     8,057,840
 Honolulu City and County Water Supply Board Water System Revenue,
   Pre-Refunded, 5.80%, 7/01/21 .............................................     1,785,000     2,019,192
 Kauai County GO, Refunding, Series C, AMBAC Insured, 5.95%, 8/01/10 ........       220,000       256,412
                                                                                             ------------
                                                                                               90,760,826
                                                                                             ------------
 IDAHO .1%
 Idaho Housing Agency Revenue, Refunding, Series D-1, 6.45%, 7/01/19 ........     1,580,000     1,638,808
 Idaho Housing Agency SFMR, Senior Bond, Series B-1, FGIC Insured,
    7.85%, 7/01/09 ..........................................................       150,000       150,099
    7.90%, 1/01/21 ..........................................................       235,000       235,348
 Power County IDC, Solid Waste Disposal Revenue, FMC Corp. Project,
    6.45%, 8/01/32 ..........................................................    10,000,000     8,526,300
                                                                                             ------------
                                                                                               10,550,555
                                                                                             ------------
 ILLINOIS 5.8%
 Bryant PCR, Central Illinois Light Co. Project, Refunding,
    Series A, 6.50%, 2/01/18 ................................................     7,200,000     7,288,416
    Series C, 6.50%, 1/01/10 ................................................     5,000,000     5,116,150
 Chicago Board of Education GO, Chicago School Reform, MBIA Insured,
    6.00%, 12/01/16 .........................................................     9,700,000    11,043,644
 Chicago COP, AMBAC Insured, 7.75%, 7/15/11 .................................    15,800,000    19,268,574
 Chicago Gas Supply Revenue, The Peoples Gas Light, Refunding, Series A,
    6.10%, 6/01/25 ..........................................................    12,000,000    12,448,680
 Chicago GO, Lakefront Millennium Parking Facilities, MBIA Insured,
    5.75%, 1/01/23 ..........................................................     8,955,000    10,020,555
 Chicago O'Hare International Airport Special Facilities Revenue,
   American Airlines Inc. Project, 8.20%, 12/01/24 ..........................    11,720,000     3,868,303
 Chicago Sales Tax Revenue, FGIC Insured, 5.375%, 1/01/27 ...................     3,060,000     3,142,926
 Chicago SFMR, Collateralized, Series A, GNMA Secured, 7.25%, 9/01/28 .......     1,280,000     1,338,765
 Cook County GO, Capital Improvement, Refunding, FGIC Insured, 5.90%, 12/01/14   10,000,000    11,011,800
 Cook County Tinley Park School District No.140, Refunding, Series A,
   AMBAC Insured, 6.00%, 12/01/15 ...........................................     8,750,000     9,962,050

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
ILLINOIS (CONT.)
Illinois Development Finance Authority Hospital Revenue,
   Adventist Health System, Sunbelt Obligation, 5.65%, 11/15/24 .............   $ 6,030,000  $  5,984,835
   Adventist Health System, Sunbelt Obligation, 5.50%, 11/15/29 .............    20,000,000    19,212,000
   Sisters of St. Francis Health Services, Refunding, MBIA Insured,
     5.375%, 11/01/27 .......................................................     5,000,000     5,162,950
Illinois Development Finance Authority PCR,
   Central Illinois Public Service Co., Refunding, Series A, 6.375%, 1/01/28     15,200,000    15,442,592
   Illinois Power Co. Project, Refunding, Series A, 7.375%, 7/01/21 .........    26,550,000    31,631,936
Illinois Development Finance Authority Revenue, Provena Health, Series A,
  MBIA Insured, 5.50%, 5/15/21 ..............................................    10,000,000    10,492,500
Illinois HDA, MF Program,
   Lawndale Redevelopment Project, 7.10%, 12/01/34 ..........................    20,000,000    21,418,600
   Refunding, Series A, 7.10%, 7/01/26 ......................................    12,915,000    13,173,042
   Series 1, 6.625%, 9/01/12 ................................................    12,000,000    12,304,080
   Series 1, 6.75%, 9/01/21 .................................................     7,550,000     7,733,088
   Series C, 7.35%, 7/01/11 .................................................     2,265,000     2,288,828
Illinois Health Facilities Authority Revenue,
   Childrens Memorial Hospital, Series A, AMBAC Insured, 5.75%, 8/15/25 .....     9,120,000     9,863,006
   Loyola University Health Systems, Refunding, Series A, MBIA Insured,
     5.625%, 7/01/18 ........................................................     7,090,000     7,621,041
   Loyola University Health Systems, Series A, MBIA Insured, ETM,
     5.625%, 7/01/18 ........................................................     2,105,000     2,412,477
   Methodist Medical Center, Refunding, MBIA Insured, 5.25%, 11/15/21 .......     2,885,000     2,939,238
   Northwestern Medical Facility Foundation, Refunding, MBIA Insured,
     5.125%, 11/15/28 .......................................................     7,500,000     7,483,800
   South Suburban Hospital, ETM, 7.00%, 2/15/18 .............................     4,200,000     5,306,322
   Victory Health Services, Series A, 5.75%, 8/15/27 ........................     8,015,000     7,910,004
Illinois University Revenues, Auxiliary Facilities, Series A, AMBAC Insured,
    5.00%, 4/01/30 ..........................................................     5,000,000     4,992,350
Kane County School District No. 129, Series A, FGIC Insured, 5.25%, 2/01/22 .     5,285,000     5,416,755
Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
  McCormick Place Expansion Project,
   Refunding, Series A, FGIC Insured, 5.25%, 12/15/28 .......................    39,580,000    40,469,363
   Series A, 6.50%, 6/15/22 .................................................         5,000         5,234
   Series A, 6.50%, 6/15/27 .................................................       555,000       580,974
   Series A, FGIC Insured, 6.65%, 6/15/12 ...................................       250,000       259,433
   Series A, FGIC Insured, ETM, 6.50%, 6/15/07 ..............................         5,000         5,229
   Series A, FGIC Insured, Pre-Refunded, 6.65%, 6/15/12 .....................    11,550,000    12,131,774
   Series A, MBIA Insured, 5.00%, 12/15/28 ..................................    21,300,000    21,298,935
Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue,
  McCormick Place Convention Center,
   ETM, 5.75%, 7/01/06 ......................................................     1,395,000     1,498,314
   ETM, 7.00%, 7/01/26 ......................................................    12,000,000    15,675,360
   Pre-Refunded, 6.25%, 7/01/17 .............................................     3,500,000     4,046,315
Onterie Center HFC, Mortgage Revenue, Refunding, MBIA Insured, 7.05%, 7/01/27     4,350,000     4,440,176
Regional Transportation Authority Revenue, Series A, AMBAC Insured,
   7.20%, 11/01/20 ..........................................................     1,000,000     1,323,140
Southwestern Illinois Development Authority IDR,
  Spectrulite Consortium Inc. Project,
    6.20%, 2/01/05 ..........................................................     1,415,000     1,498,372
    6.625%, 2/01/10 .........................................................     3,050,000     3,201,921
Southwestern Illinois Development Authority Solid Waste Disposal Revenue,
  LaCede Steel Co. Project,
    8.375%, 8/01/08 .........................................................     3,250,000     3,312,010
    8.50%, 8/01/20 ..........................................................     5,390,000     5,493,811
University of Illinois University Revenue, Auxiliary Facilities System,
  Refunding, Series B, FGIC Insured,
    5.125%, 4/01/26 .........................................................    12,000,000    12,109,560

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 ILLINOIS (CONT.)
 Upper River Valley Development Authority Environmental Facilities Revenue,
   General Electric Co. Project,
    5.45%, 2/01/23 .........................................................    $ 3,600,000  $  3,699,288
 Will County Exempt Facilities Revenue, Mobil Oil Refining Corp. Project,
    6.00%, 2/01/27 .........................................................      7,130,000     7,437,731
                                                                                             ------------
                                                                                              431,786,247
                                                                                             ------------
 INDIANA 2.1%
 Beech Grove EDR, Westvaco Corp., 8.75%, 7/01/10 ...........................         50,000        50,213
 Carmel EDR, Cool Creek Association, Refunding, 6.50%, 9/01/15 .............      1,000,000     1,046,970
 Carmel Industrial RDA, County Option, Income Tax Lease, Rent Revenue,
   MBIA Insured, 5.25%, 1/01/18 ............................................      1,090,000     1,134,701
 Eastern Hancock Middle School Building Corp. First Mortgage, Pre-Refunded,
    6.00%, 1/15/21 .........................................................      1,000,000     1,122,490
 Hammond Industrial Sewer and Solid Waste Disposal Revenue,
   American Maize-Products Co., Project A,
    8.00%, 12/01/24 ........................................................     20,000,000    21,539,600
 Hammond Multi-School Building Corp. First Mortgage, Refunding, Series A,
    6.20%, 7/10/15 .........................................................      1,500,000     1,542,105
 Indiana Bond Bank Revenue, State Revolving Fund Program, Series A,
    5.50%, 8/01/04 .........................................................      1,000,000     1,063,030
 Indiana Bond Bank Special Program, Series B, 6.20%, 2/01/23 ...............      3,500,000     3,665,130
 Indiana Health Facility Financing Authority Hospital Revenue,
    Community Foundation Northwest Indiana, Series A, 6.375%, 8/01/21 ......     17,500,000    17,262,700
    Jackson County Schneck Memorial Hospital, Refunding, 5.25%, 2/15/22 ....      1,200,000     1,101,780
 Indiana Health Facility Financing Authority Revenue, Greenwood Village
   South Project, Refunding,
    5.625%, 5/15/28 .........................................................     1,750,000     1,474,638
 Indiana State Development Financing Authority Environmental Revenue,
    6.25%, 7/15/30 .........................................................      2,000,000     2,042,940
 Indiana State Educational Facilities Authority Revenue,
    DePauw University Project, Refunding, 5.30%, 7/01/16 ...................        600,000       634,740
    Valparaiso University, AMBAC Insured, 5.125%, 10/01/23 .................      2,015,000     2,036,158
 Indiana State HFA, SFMR,
    GNMA Secured, 6.10%, 7/01/22 ...........................................        770,000       799,299
    Refunding, Series A, 6.75%, 1/01/10 ....................................      2,940,000     3,002,857
    Refunding, Series A, 6.80%, 1/01/17 ....................................     12,835,000    13,164,860
 Indiana Transportation Finance Authority Highway Revenue, 5.375%, 12/01/25      15,000,000    15,409,350
 Indianapolis Airport Authority, Indianapolis International Airport Revenue,
    6.50%, 11/15/31 ........................................................      1,460,000       525,615
 Indianapolis Local Public Improvement Bond Bank Revenue, Waterworks Project,
   Series A, MBIA Insured,
    5.25%, 7/01/33 ..........................................................    19,020,000    19,321,087
 Indianapolis Local Public Improvement Bond, Series D, 6.75%, 2/01/20 ......     15,375,000    15,852,548
 Jasper County EDR, Georgia-Pacific Corp. Project,
    5.625%, 12/01/27 .......................................................      3,500,000     2,282,280
    Refunding, 6.70%, 4/01/29 ..............................................      3,000,000     2,283,930
 Jasper County PCR, Northern Indiana Public Service Co., Refunding,
   MBIA Insured, 7.10%, 7/01/17 ............................................        500,000       506,725
 Madison County Authority Anderson Hospital Revenue, Refunding, Series A,
   MBIA Insured, 8.00%, 1/01/14 ............................................         95,000        95,439
 Muncies Edit Building Corp. First Mortgage, Series A, AMBAC Insured,
    6.60%, 12/01/17 ........................................................      4,000,000     4,383,960
 New Albany Floyd County School Building Corp. Revenue, First Mortgage,
   MBIA Insured, 5.375%, 1/15/18 ...........................................      1,500,000     1,601,550
 New Prairie Unified School Building Corp. Revenue, First Mortgage,
   Refunding, FSA Insured, 5.80%, 7/05/11 ..................................      1,520,000     1,648,790
 Penn-Harris-Madison Multi-School Building Corp. First Mortgage,
   FSA Insured, Pre-Refunded, 5.90%, 7/15/14 ...............................      1,000,000     1,146,940
 Petersburg PCR, 5.75%, 8/01/21 ............................................      5,000,000     4,678,600
 Purdue University of Indiana University Revenue, Student Fee, Series Q,
    5.375%, 7/01/07 ........................................................      1,355,000     1,505,622
 Rochester Community Multi-School Building Corp. Revenue, First Mortgage,
   AMBAC Insured, 5.20%, 1/15/18 ...........................................      1,000,000     1,041,300

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 INDIANA (CONT.)
 Sullivan Industrial PCR, Hoosier Energy, Merom Project, Refunding,
    7.10%, 4/01/19 ..........................................................   $   750,000  $    757,718
 Sullivan PCR, Indiana-Michigan Power Co. Project, Refunding, Series C,
    5.95%, 5/01/09 ..........................................................     6,000,000     6,168,120
                                                                                             ------------
                                                                                              151,893,785
                                                                                             ------------
 IOWA .1%
 Iowa Finance Authority Hospital Facility Revenue, 6.25%, 2/15/04 ...........     1,005,000     1,054,265
 Iowa Finance Authority Mortgage Revenue, Abbey Health Care, Series A,
   GNMA Secured,
    5.90%, 5/20/20 ..........................................................       500,000       537,430
    6.10%, 5/20/31 ..........................................................     5,305,000     5,734,599
 Iowa Finance Authority Revenue, Iowa State Revolving Fund, Refunding,
    5.50%, 8/01/07 ..........................................................     2,000,000     2,249,340
                                                                                             ------------
                                                                                                9,575,634
                                                                                             ------------
 KANSAS .2%
 Kansas State Department of Transportation and Highway Revenue, Refunding,
    5.50%, 9/01/06 ..........................................................     1,000,000     1,114,080
 Kansas State Development Finance Authority Hospital Revenue,
   Susan B. Allen Memorial Hospital,
  Series Z, Asset Guaranteed, 5.25%, 12/15/23 ...............................     2,000,000     2,028,820
 Kansas State Development Finance Authority Revenue, Water Pollution Control
   Revolving Fund, Series II,
    5.125%, 11/01/18 ........................................................     5,000,000     5,266,700
 Newton Hospital Revenue, Newton Healthcare Corp., Refunding, Series A,
    5.70%, 11/15/18 .........................................................     1,875,000     1,726,969
    5.75%, 11/15/24 .........................................................     1,500,000     1,353,000
 Shawnee County USD No. 437, Auburn-Washburn GO, Refunding, FSA Insured,
    5.00%, 9/01/20 ..........................................................     2,500,000     2,551,675
                                                                                             ------------
                                                                                               14,041,244
                                                                                             ------------
 KENTUCKY 1.6%
 Ashland PCR, Ashland Oil Inc. Project, Refunding, 6.65%, 8/01/09 ...........     3,900,000     3,961,113
 Henderson County Solid Waste Disposal Revenue, MacMillan Bloedel Project,
    7.00%, 3/01/25 ..........................................................    10,000,000    10,692,800
 Kenton County Airport Board Revenue, Special Facilities,
   Delta Airlines Inc. Project,
    Series A, 7.50%, 2/01/20 ................................................    10,000,000     7,668,100
    Series A, 7.125%, 2/01/21 ...............................................     9,330,000     6,689,517
    Series B, 7.25%, 2/01/22 ................................................     3,350,000     2,401,917
 Kentucky Economic Development Finance Authority Hospital System Revenue,
   Appalachian Regional Health Center Facility, Refunding and Improvement,
    5.80%, 10/01/12 .........................................................     1,000,000       932,790
    5.85%, 10/01/17 .........................................................     5,615,000     4,989,601
 Louisville and Jefferson County Metropolitan Sewer District Sewer and
   Drain System Revenue, Series A, MBIA Insured, 5.00%, 5/15/36 .............    20,000,000    19,967,400
 Mount Sterling Lease Revenue, Kentucky League Cities, Series A,
    6.10%, 3/01/08 ..........................................................    20,375,000    21,044,523
    6.20%, 3/01/18 ..........................................................    11,765,000    12,155,363
 Pendleton County Multi-County Lease Revenue, Kentucky Association of
   Counties Leasing Trust, Series A,
    6.50%, 3/01/19 ..........................................................    27,160,000    27,918,307
                                                                                             ------------
                                                                                              118,421,431
                                                                                             ------------
 LOUISIANA 1.6%
 Calcasieu Parish Inc. IDB, PCR, Gulf States Utilities Co. Project, Refunding,
    6.75%, 10/01/12 .........................................................    14,285,000    14,567,129

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 LOUISIANA (CONT.)
 Calcasieu Parish Memorial Hospital Service District Revenue,
   Lake Charles Parish Memorial Hospital Project,
  Series A, FSA Insured,
    6.375%, 12/01/12 .........................................................  $ 4,310,000   $  5,127,995
    6.50%, 12/01/18 ..........................................................    5,530,000      6,778,287
    6.65%, 12/01/21 ..........................................................    3,145,000      3,218,310
 Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding, Series B,
    6.375%, 11/01/02 .........................................................       25,000         25,000
    6.875%, 11/01/12 .........................................................      260,000        268,141
 De Soto Parish Environmental Improvement Revenue,
  International Paper Co. Project, Series A, 7.70%, 11/01/18 .................    2,500,000      2,661,775
 East Baton Rouge Mortgage Finance Authority, SFM Purchase,
    Series A, 6.80%, 10/01/28 ................................................    3,445,000      3,574,188
    Series C, 7.00%, 4/01/32 .................................................      690,000        700,895
 Jefferson Parish Home Mortgage Authority SFMR, Refunding, Series G-2,
   GNMA Secured, 5.55%, 6/01/32 ..............................................    2,995,000      3,031,749
 Louisiana Local Government Environmental Facilities CRDA,
   Jefferson Parking Garage Project, AMBAC Insured,
    5.00%, 9/01/31 ...........................................................    4,305,000      4,298,155
 Louisiana Public Facilities Authority Revenue,
    Ochsner Clinic Foundation Project, Series B, 5.75%, 5/15/23 ..............   10,000,000      9,999,800
    Tulane University, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/32 ....    5,000,000      4,992,000
 Louisiana State Gas and Fuels Tax Revenue, Series A, AMBAC Insured,
    5.00%, 6/01/27 ...........................................................   19,250,000     19,263,860
 Louisiana State GO, Series A, FGIC Insured, 5.00%, 11/15/19 .................    9,000,000      9,257,490
 New Orleans GO, Refunding, AMBAC Insured,
    6.125%, 10/01/16 .........................................................   10,275,000     11,389,529
    6.20%, 10/01/21 ..........................................................    8,050,000      8,944,758
 Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding,
    6.70%, 3/01/13 ...........................................................    2,200,000      2,239,358
 West Feliciana Parish PCR, Gulf State Utility Co. Project,
    7.70%, 12/01/14 ..........................................................    2,000,000      2,043,480
    7.00%, 11/01/15 ..........................................................    3,050,000      3,149,095
                                                                                              ------------
                                                                                               115,530,994
                                                                                              ------------
 MAINE .7%
 Bucksport Solid Waste Disposal Revenue, Champion International Corp. Project,
    6.25%, 5/01/10 ...........................................................    5,000,000      5,113,000
 Jay Solid Waste Disposal Revenue, International Paper Co. Project, Refunding,
   Series B, 6.20%, 9/01/19 ..................................................    8,000,000      8,184,480
 Maine Financial Authority Solid Waste Recycling Facilities Revenue,
   Great Northern Paper Co., Bowater Project,
    7.75%, 10/01/22 ..........................................................   29,300,000     29,208,584
 Maine State Health and Higher Educational Facilities Authority Revenue,
   Series B, FSA Insured, Pre-Refunded,
    7.00%, 7/01/24 ...........................................................    2,445,000      2,705,270
 Maine State Housing Authority Mortgage Purchase Revenue, Refunding,
   Series D-1, 5.05%, 11/15/16 ...............................................      400,000        400,744
 Maine State Housing Authority Mortgage Purchase,
    Series A-5, 6.20%, 11/15/16 ..............................................      395,000        405,231
    Series D, 6.70%, 11/15/15 ................................................    4,215,000      4,435,908
 Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 ........    4,800,000      4,656,336
                                                                                              ------------
                                                                                                55,109,553
                                                                                              ------------
 MARYLAND .5%
 Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital,
   Refunding and Improvement, FSA Insured,
    6.00%, 9/01/21 ...........................................................   10,110,000     11,058,217
 Montgomery County Housing Opportunities Commission SFMR, Refunding,
    Series B, 6.625%, 7/01/28 ................................................    6,500,000      6,625,970

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 MARYLAND (CONT.)
 Takoma Park Hospital Facilities Revenue, Washington Adventist Hospital
   Project, Series A, Sub Series 1,
    8.25%, 9/01/21 ...........................................................  $20,125,000  $ 20,454,648
                                                                                             ------------
                                                                                               38,138,835
                                                                                             ------------
 MASSACHUSETTS 5.6%
 Massachusetts Bay Transportation Authority Revenue,
   General Transportation System,
    Refunding, Series C, 5.00%, 3/01/24 ......................................   14,000,000    14,051,660
    Series A, FGIC Insured, 5.00%, 3/01/23 ...................................    4,000,000     4,019,080
 Massachusetts Bay Transportation Authority, Special Assessment, Series A,
    5.25%, 7/01/30 ...........................................................   32,525,000    33,221,360
 Massachusetts Special Obligation Revenue, Consolidation Loan, Series A,
   FGIC Insured, 5.00%, 6/01/22 ..............................................   15,070,000    15,183,477
 Massachusetts State Development Finance Agency Revenue,
   Massachusetts/Saltonstall Redevelopment Building Corp.,
    Series A, MBIA Insured, 5.125%, 8/01/28 ..................................    6,735,000     6,796,154
 Massachusetts State GO,
    Consolidated Loan, Refunding, Series B, 5.25%, 5/01/09 ...................    1,750,000     1,952,195
    Consolidated Loan, Series A, 7.50%, 6/01/04 ..............................    1,655,000     1,716,880
    Consolidated Loan, Series A, Pre-Refunded, 7.50%, 6/01/04 ................    3,400,000     3,644,630
    Consolidated Loan, Series C, 5.25%, 11/01/30 .............................   77,230,000    79,098,966
    MBIA Insured, 5.00%, 8/01/22 .............................................    4,100,000     4,134,317
    Refunding, Series A, 5.25%, 1/01/07 ......................................    1,850,000     2,034,205
    Refunding, Series B, ETM, 6.50%, 8/01/08 .................................    5,900,000     6,984,302
 Massachusetts State Health and Educational Facilities Authority Revenue,
    Berkshire Health System, Series E, 6.25%, 10/01/31 .......................    2,250,000     2,283,593
    Berkshire Health System, Series E, Asset Guaranteed, 5.70%, 10/01/25 .....    4,500,000     4,685,265
    Harvard University, Series FF, 5.00%, 7/15/22 ............................   13,550,000    13,704,741
    Melrose-Wakefield Hospital, Refunding, Series B, ETM, 6.35%, 7/01/06 .....    1,100,000     1,129,348
    Sisters Providence Health System, Series A, Pre-Refunded, 6.50%, 11/15/08     1,000,000     1,021,130
    Sisters Providence Health System, Series A, Pre-Refunded, 6.625%, 11/15/22   12,050,000    12,308,473
 Massachusetts State HFA,
    HDA, Series D, FGIC Insured, 6.875%, 11/15/21 ............................    5,250,000     5,356,680
    Housing Projects, Refunding, Series A, 6.30%, 10/01/13 ...................   25,635,000    26,632,458
    Housing Projects, Refunding, Series A, 6.375%, 4/01/21 ...................   24,750,000    25,644,218
    Housing Revenue, SF, Series 41, 6.30%, 12/01/14 ..........................    3,895,000     4,096,800
    Housing Revenue, SF, Series 41, 6.35%, 6/01/17 ...........................    4,160,000     4,370,579
    Series C, FGIC Insured, 6.90%, 11/15/21 ..................................    9,715,000     9,912,409
    Series D, FGIC Insured, 6.80%, 11/15/12 ..................................      250,000       255,090
 Massachusetts State Industrial Finance Agency Health Care Facilities Revenue,
   Jewish Geriatric Services Inc., Series B,
    5.375%, 5/15/17 ..........................................................    1,965,000     2,003,396
    5.50%, 5/15/27 ...........................................................    5,000,000     5,065,500
 Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care,
    5.65%, 10/01/17 ..........................................................    2,295,000     2,389,233
    5.70%, 10/01/27 ..........................................................    7,375,000     7,590,571
 Massachusetts State Port Authority Revenue, Special Facilities,
   Bosfuel Project, MBIA Insured, 5.75%, 7/01/39 .............................   11,750,000    12,168,888
 Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
    Series A, MBIA Insured, 5.00%, 1/01/37 ...................................   52,130,000    51,788,549
    sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ............   21,350,000    21,465,931

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 MASSACHUSETTS (CONT.)
 Massachusetts State Water Pollution Abatement Trust Revenue,
   Water Revenue Authority Program, Refunding,
    Sub Series A, 5.75%, 8/01/29 .............................................. $ 6,500,000  $  7,007,585
 Massachusetts Turnpike Authority Metropolitan Highway Systems Revenue,
   Refunding, Subordinated, Refunding,
    Series A, AMBAC Insured, 5.25%, 1/01/29 ...................................   5,000,000     5,080,100
 Route 3 North Transportation Improvement Association Massachusetts Lease
   Revenue, MBIA Insured,
    5.375%, 6/15/29 ...........................................................  16,405,000    18,502,379
                                                                                             ------------
                                                                                              417,300,142
                                                                                             ------------
 MICHIGAN 2.7%
 Battle Creek Tax Increment Finance Authority, Pre-Refunded, 7.40%, 5/01/16 ...   2,000,000     2,205,900
 Belding Area Schools GO, FGIC Insured,
    6.10%, 5/01/26 ............................................................     810,000       894,208
    Pre-Refunded, 6.10%, 5/01/26 ..............................................   2,995,000     3,402,110
 Chippewa Valley School GO, Refunding, 5.125%, 5/01/27 ........................   5,310,000     5,355,613
 Detroit City School District GO,
    School Building and Site Improvements, Series A, FGIC Insured,
      5.00%, 5/01/23 ..........................................................   2,000,000     2,008,100
    Series A, FSA Insured, 5.125%, 5/01/31 ....................................  14,925,000    15,053,206
 Detroit GO,
    Refunding, Series B, 6.375%, 4/01/06 ......................................   7,265,000     7,979,295
    Refunding, Series B, 6.25%, 4/01/09 .......................................     625,000       673,356
    Series A, Pre-Refunded, 6.70%, 4/01/10 ....................................   4,550,000     5,101,096
 Detroit Sewage Disposal Revenue,
    Refunding, senior lien, Series A, FGIC Insured, 5.125%, 7/01/31 ...........  10,000,000    10,100,300
    Series A, MBIA Insured, 5.00%, 7/01/27 ....................................  15,000,000    15,049,500
 Detroit Water Supply System Revenue,
    second lien, Series B, FGIC Insured, 5.50%, 7/01/33 .......................   5,000,000     5,238,500
    senior lien, Series A, FGIC Insured, 5.00%, 7/01/30 .......................  17,575,000    17,547,759
    senior lien, Series A, FGIC Insured, 5.25%, 7/01/33 .......................  13,230,000    13,449,883
 Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%, 2/01/27 .   8,625,000     8,766,364
 Jackson County Building Authority Revenue, AMBAC Insured, 5.60%, 5/01/30 .....   4,145,000     4,351,504
 Kalamazoo EDC Revenue, Limited Obligation, Friendship Village, Refunding,
   Series A, 6.25%, 5/15/27 ...................................................   1,750,000     1,651,755
 Kent Hospital Finance Authority Health Care Revenue,
   Butterworth Health System, Series A, MBIA Insured,
  Pre-Refunded, 5.625%, 1/15/26 ...............................................   2,500,000     2,796,850
 Michigan State Building Authority Revenue, Facilities Program,
    Refunding, Series I, 5.00%, 10/15/24 ......................................  16,350,000    16,372,890
    Series II, 5.50%, 10/15/06 ................................................   3,000,000     3,350,370
 Michigan State HDA, Limited Obligation Revenue, Fraser Woods Project,
   FSA Insured, 6.625%, 9/15/19 ...............................................   2,500,000     2,565,075
 Michigan State Hospital Finance Authority Revenue,
    Ascension Health Credit, Refunding, Series A, MBIA Insured,
      6.125%, 11/15/23 ........................................................  18,000,000    19,403,280
    Presbyterian Villages Obligation Group, 5.90%, 1/01/03 ....................     325,000       325,150
    Presbyterian Villages Obligation Group, 6.00%, 1/01/04 ....................     390,000       391,646
    Presbyterian Villages Obligation Group, 6.375%, 1/01/15 ...................     275,000       267,839
    Presbyterian Villages Obligation Group, 6.40%, 1/01/15 ....................   1,000,000       976,020
    Presbyterian Villages Obligation Group, 6.50%, 1/01/25 ....................   3,500,000     3,364,830
 Michigan State Trunk Line Revenue, Series A, FSA Insured, 5.00%, 11/01/25 ....   5,000,000     5,014,350
 Michigan State Trunk Line, Revenue, Series A, FSA Insured, 5.25%, 11/01/30 ...  10,000,000    10,157,500
 Rochester Community School District GO, Refunding, Series I, 5.50%, 5/01/08 ..   1,560,000     1,750,975

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 MICHIGAN (CONT.)
 Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital,
   Series M, MBIA Insured,
    5.25%, 11/15/31 ........................................................    $10,000,000  $ 10,122,100
 Southgate Community School District GO, FGIC Insured, 5.00%, 5/01/25 ......      5,500,000     5,527,170
                                                                                             ------------
                                                                                              201,214,494
                                                                                             ------------
 MINNESOTA 2.3%
 Cloquet PCR, Potlach Corp. Projects, Refunding, 5.90%, 10/01/26 ...........      9,100,000     7,768,306
 Golden Valley Revenue, Covenant Retirement Communities, Series A,
    5.50%, 12/01/29 ........................................................      6,000,000     5,562,900
 International Falls PCR, Boise Cascade Corp. Project, Refunding,
    5.65%, 12/01/22 ........................................................      3,500,000     2,987,740
 Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
    Series A, FGIC Insured, 5.125%, 1/01/31 ................................     10,000,000    10,055,600
    Series A, FGIC Insured, 5.25%, 1/01/32 .................................     32,025,000    32,340,126
    Series A, FGIC Insured, 5.75%, 1/01/32 .................................      5,000,000     5,344,950
    Series C, FGIC Insured, 5.25%, 1/01/26 .................................     19,000,000    19,262,770
 Minneapolis Art Center Facilities Revenue, Walker Art Center Project,
    5.125%, 7/01/21 ........................................................      3,000,000     3,040,620
 Minnesota Agriculture and Economic Development Board Revenue,
   Health Care System, Fairview Hospital,
   Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ......................     25,810,000    27,599,407
 Minnesota State HFA, SFM, Series D-1,
    6.45%, 7/01/11 .........................................................      1,430,000     1,462,504
    6.50%, 1/01/17 .........................................................        520,000       531,450
 Minnetonka MFHR, Ridgepointe II Project, Refunding, Series A, GNMA Secured,
    5.95%, 10/20/33 ........................................................     11,075,000    11,654,555
 Rochester Health Care Facilities Revenue, Mayo Foundation, Series A,
    5.50%, 11/15/27 ........................................................     21,000,000    21,572,040
 Roseville MFHR, Rosepointe I Project, Refunding, Series A, GNMA Secured,
    5.95%, 10/20/33 ........................................................      8,410,000     8,850,095
 St. Paul Port Authority IDR,
    Bandana Square, Series C, 7.70%, 12/01/02 ..............................        270,000       269,900
    Bandana Square, Series C, 7.70%, 12/01/07 ..............................      1,690,000     1,385,935
    Bandana Square, Series C, 7.80%, 12/01/12 ..............................      1,000,000       809,040
    Common Bond Fund, Fort Road Medical Center, Refunding, Series C,
      7.95%, 9/01/10 .......................................................      1,455,000     1,193,173
    Common Bond Fund, Ideal Security Hardware Corp., Refunding,
      Series F, 8.00%, 12/01/02 ............................................        115,000       114,955
    Common Bond Fund, Ideal Security Hardware Corp., Refunding,
      Series F, 8.00%, 12/01/12 ............................................      1,540,000     1,245,336
 University of Minnesota Revenue, Refunding, Series A, 5.75%, 7/01/13 ......      1,250,000     1,454,725
 Washington County Housing and RDAR, Pooled Housing and Redevelopment,
   Refunding, 7.20%, 1/01/22 ...............................................      5,885,000     6,052,193
                                                                                             ------------
                                                                                              170,558,320
                                                                                             ------------
 MISSISSIPPI 1.2%
 Claiborne County PCR, Systems Energy Resources Inc., Refunding,
    6.20%, 2/01/26 .........................................................     36,500,000    35,404,270
 Jackson County Environmental Improvement Revenue, International Paper
   Company Project, 6.70%, 5/01/24 .........................................      3,500,000     3,711,925
 Mississippi Business Finance Corp. PCR, System Energy Resource Inc. Project,
    5.875%, 4/01/22 ........................................................     40,000,000    36,362,000
    Refunding, 5.90%, 5/01/22 ..............................................      8,250,000     7,520,865
 Mississippi State GO, Refunding, 5.75%, 12/01/12 ..........................      2,000,000     2,334,740
                                                                                             ------------
                                                                                               85,333,800
                                                                                             ------------
 MISSOURI .9%
 Missouri Development Finance Board Cultural Facilities Revenue,
   Nelson Gallery Foundation, Series A, MBIA Insured,
    5.00%, 12/01/30 ........................................................     11,500,000    11,641,795
 Missouri State Health and Educational Facilities Authority Health
   Facilities Revenue, Health Midwest, Series B,
   MBIA Insured, 6.25%, 2/15/12 ............................................      5,000,000     5,113,050
 Missouri State Health and Educational Facilities Authority Revenue,
   SSM Health Care, Refunding, Series A, MBIA Insured,
    5.00%, 6/01/22 .........................................................      4,500,000     4,528,035

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 MISSOURI (CONT.)
 Missouri State Health and Educational Facilities Revenue, SSM Healthcare,
   Series A, AMBAC Insured,
    5.25%, 6/01/21 ...........................................................   17,500,000  $ 18,043,900
 Missouri State Highways and Transportation Commission Road Revenue, Series A,
    5.50%, 2/01/10 ...........................................................    2,750,000     3,104,503
 St. Louis Airport Revenue,
    Airport Development Program, Series A, MBIA Insured, 5.00%, 7/01/21 ......    7,250,000     7,351,283
    Airport Development Project, Series A, MBIA Insured, 5.00%, 7/01/20 ......    5,000,000     5,101,800
 St. Louis Parking Facilities Revenue, Pre-Refunded, 6.625%, 12/15/21 ........    5,740,000     5,885,968
 Taney County IDA, Hospital Revenue, The Skaggs Community Hospital Association,
    5.40%, 5/15/28 ...........................................................    4,000,000     3,772,920
                                                                                             ------------
                                                                                               64,543,254
                                                                                             ------------
 MONTANA .6%
 Forsyth County PCR,
    Puget Sound Power and Light Co. Project, AMBAC Insured, 6.80%, 3/01/22 ...   10,000,000    10,227,100
    The Montana Power Co. Colstrip Project, Refunding, Series A,
      6.125%, 5/01/23 ........................................................    3,250,000     3,298,880
    The Montana Power Co., Refunding, Series B, MBIA Insured, 5.90%, 12/01/23    20,385,000    21,436,458
 Montana State Board of Housing SFM, Refunding,
    Series A, 6.50%, 12/01/22 ................................................    2,835,000     2,893,628
    Series B-1, 6.25%, 12/01/21 ..............................................    6,025,000     6,281,786
 Montana State Health Facilities Authority Revenue, Montana Developmental
   Center Project, 6.40%, 6/01/19 ............................................    2,000,000     2,073,500
                                                                                             ------------
                                                                                               46,211,352
                                                                                             ------------
 NEBRASKA .3%
 Nebraska Investment Finance Authority Revenue, ETM, 7.00%, 11/01/09 .........      460,000       470,608
 Nebraska Public Power District Revenue, Refunding, Series B, MBIA Insured,
    5.00%, 1/01/28 ...........................................................    6,500,000     6,569,680
 Omaha Convention Hotel Corporation Revenue, Convention Center 1st Teir,
   Series A, AMBAC Insured,
    5.125%, 4/01/26 ..........................................................   12,500,000    12,737,625
                                                                                             ------------
                                                                                               19,777,913
                                                                                             ------------
 NEVADA 3.8%
 Churchill County Health Care Facilities Revenue, Western Health Network,
   Series A, MBIA Insured, 6.25%, 1/01/14 ....................................    2,000,000     2,126,780
 Clark County Apartment Improvement Revenue, sub lien, Series B, FGIC Insured,
    5.25%, 7/01/31 ...........................................................   20,000,000    20,234,400
 Clark County IDR,
    Nevada Power Co. Project, Refunding, Series C, 7.20%, 10/01/22 ...........   12,500,000    12,626,750
    Southwest Gas Corp., Series A, 7.30%, 9/01/27 ............................   18,080,000    18,407,429
    Southwest Gas Corp., Series A, 6.50%, 12/01/33 ...........................   10,000,000    10,082,100
    Southwest Gas Corp., Series B, 7.50%, 9/01/32 ............................   62,470,000    63,630,068
 Clark County School District GO, Building and Renovation, Series B,
   FGIC Insured, 5.25%, 6/15/16 ..............................................   12,750,000    13,443,473
 Director of State Department of Business and Industry Revenue,
   Las Vegas Monorail Project,
   First Tier, AMBAC Insured, 5.625%,
    1/01/32 ..................................................................   21,995,000    23,026,346
    1/01/34 ..................................................................   15,000,000    15,647,250
 Henderson Health Care Facilities Revenue, Catholic Healthcare West,
   Series A, 5.25%, 7/01/18 ..................................................   23,685,000    22,185,266
 Humboldt County PCR, Sierra Pacific Power Co., Refunding, Series A,
   AMBAC Insured, 6.30%, 7/01/22 .............................................    4,500,000     4,603,140
 Nevada Housing Division,
    MFHR, Series B, FNMA Insured, 6.55%, 10/01/25 ............................    5,405,000     5,693,735
    SF Program, FI/GML, Series A, 8.30%, 10/01/19 ............................      540,000       560,412
    SF Program, Refunding, SeriesA-1, 6.25%, 10/01/26 ........................    2,510,000     2,581,686
    SF Program, Refunding, SeriesC-2, FHA Insured, 6.75%, 10/01/26 ...........    4,920,000     5,088,215

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 NEVADA (CONT.)
 Nevada State GO,
    Colorado River Commission Revenue, Series 1994, Pre-Refunded,
      6.50%, 7/01/24 ........................................................   $15,915,000  $ 17,324,910
    Municipal Bond Bank Project No. 40-41, Series A, ETM, 6.375%, 12/01/17 ..    10,275,000    10,407,959
 Nevada State Highway Improvement Revenue, Motor Vehicle Fuel Tax,
   Series A, 5.00%, 12/01/06 ................................................     2,320,000     2,549,796
 Reno RDA, Tax Allocation, Refunding, Series A, 6.20%, 6/01/18 ..............     3,000,000     3,079,740
 Sparks RDA, Tax Allocation Revenue, Refunding, Series A, Asset Guaranteed,
    6.00%, 1/15/23 ..........................................................     5,000,000     5,375,150
 Washoe County Gas and Water Facilities Revenue, Refunding, AMBAC Insured,
    6.30%, 12/01/14 .........................................................     5,000,000     5,115,600
 Washoe County GO, Reno Sparks Convention, Refunding, Series A, FGIC Insured,
    5.00%, 7/01/24 ..........................................................     5,000,000     5,024,100
 Washoe County Hospital Facility Revenue, Washoe Medical Center Inc. Project,
   Series A, AMBAC Insured, 6.25%, 6/01/13 ..................................     9,295,000    10,028,840
                                                                                             ------------
                                                                                              278,843,145
                                                                                             ------------
 NEW HAMPSHIRE .3%
 Nashua Housing Authority MFR, Clocktower Project, Refunding, GNMA Secured,
    6.25%, 6/20/33 ..........................................................     5,945,000     6,280,417
 New Hampshire Health and Education Facilities Authority Revenue,
   Exeter Project,
    6.00%, 10/01/24 .........................................................     2,000,000     2,067,820
    5.75%, 10/01/31 .........................................................     1,000,000     1,003,960
 New Hampshire Higher Education and Health Facilities Authority Revenue,
    New Hampshire Catholic Charities, 5.80%, 8/01/22 ........................     1,000,000       892,110
    Rivier College, 5.60%, 1/01/28 ..........................................     4,590,000     4,457,074
    The Hitchcock Clinic, MBIA Insured, 6.00%, 7/01/27 ......................     4,275,000     4,967,678
 New Hampshire State HFA, SFMR, Series E,
    6.75%, 7/01/19 ..........................................................     2,445,000     2,524,903
    6.80%, 7/01/25 ..........................................................     1,910,000     1,986,094
                                                                                             ------------
                                                                                               24,180,056
                                                                                             ------------
 NEW JERSEY 1.5%
 EDA Revenue, School Facilities Construction, Series C, MBIA Insured,
    4.75%, 6/15/25 ..........................................................    10,000,000     9,755,800
 Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
    Series 1, 6.00%, 1/01/19 ................................................     2,100,000     2,032,380
    Series 1, 6.00%, 1/01/29 ................................................     5,000,000     4,735,050
    Series 2, 6.125%, 1/01/19 ...............................................     2,000,000     1,960,660
    Series 2, 6.125%, 1/01/29 ...............................................     5,000,000     4,813,750
 New Jersey EDA, Lease Revenue, International Center for Public Health
   Project, University of Medicine and Dentistry,
  AMBAC Insured, 6.00%, 6/01/32 .............................................     5,000,000     5,520,450
 New Jersey State Transportation Trust Fund Authority Revenue,
   Transportation System, Refunding, Series B,
  MBIA Insured, 5.00%, 12/15/21 .............................................    12,400,000    12,599,020
 New Jersey State Turnpike Authority Turnpike Revenue, Series A, MBIA Insured,
    5.60%, 1/01/22 ..........................................................     7,500,000     7,966,500
    5.50%, 1/01/25 ..........................................................    13,000,000    13,665,210
 Tobacco Settlement Financing Corp. Revenue, Asset Backed, Refunding,
    5.75%, 6/01/32 ..........................................................    51,000,000    48,565,770
                                                                                             ------------
                                                                                              111,614,590
                                                                                             ------------
 NEW MEXICO .4%
 Farmington PCR, Public Service Co. of New Mexico, Refunding, Series A,
   AMBAC Insured, 6.375%, 12/15/22 ..........................................    10,435,000    10,696,084
 Lordsburg PCR, Phelps Dodge Corp. Project, Refunding, 6.50%, 4/01/13 .......    17,000,000    17,013,600
 New Mexico State Highway Commission Tax Revenue, senior sub. lien,
   Series A, 6.00%, 6/15/13 .................................................     1,000,000     1,135,690
                                                                                             ------------
                                                                                               28,845,374
                                                                                             ------------

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NEW YORK 16.2%
Long Island Power Authority Electric System Revenue, Series A, MBIA Insured,
   5.25%, 12/01/26 .........................................................    $10,000,000  $ 10,343,700
MTA Commuter Facilities Revenue, Series A,
   5.25%, 7/01/28 ..........................................................      5,000,000     5,668,300
   6.125%, 7/01/29 .........................................................     15,040,000    17,746,448
   FGIC Insured, 6.00%, 7/01/16 ............................................      8,950,000    10,392,293
MTA Dedicated Tax Fund, Refunding, Series A, FSA Insured, 4.75%, 11/15/27 ..     10,000,000     9,756,700
MTA New York Dedicated Tax Fund Revenue, Series A,
   FGIC Insured, 6.00%, 4/01/30 ............................................     12,500,000    14,656,125
   FGIC Insured, 5.00%, 11/15/31 ...........................................     14,250,000    14,311,418
   MBIA Insured, 6.25%, 4/01/11 ............................................      1,280,000     1,539,533
MTA Transit Facilities Revenue,
   Refunding, Series M, 6.00%, 7/01/14 .....................................     18,210,000    18,948,598
   Series A, 6.00%, 7/01/24 ................................................      5,000,000     5,862,450
   Series A, FSA Insured, 6.00%, 7/01/16 ...................................      3,630,000     4,214,975
   Series A, Pre-Refunded, 5.625%, 7/01/27 .................................     10,800,000    12,376,476
   Service Contract, Refunding, Series 8, 5.375%, 7/01/21 ..................     15,000,000    17,181,000
MTA Transportation Revenue,
   5.25%, 11/15/31 .........................................................     10,000,000    10,163,600
   Refunding, Series U, 5.125%, 11/15/31 ...................................     20,720,000    20,776,151
Nassau County GO,
   Improvement, Series F, 6.625%, 3/01/08 ..................................      7,325,000     8,200,777
   Water Utility Improvements, Series F, 6.625%, 3/01/07 ...................      7,070,000     7,855,760
Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed,
  FSA Insured, 5.75%, 8/01/29 ..............................................     10,000,000    10,824,500
New York City GO,
   Refunding, Series B, 6.20%, 8/15/06 .....................................      1,500,000     1,637,370
   Refunding, Series E, 6.00%, 8/01/26 .....................................      2,765,000     3,020,127
   Refunding, Series F, 6.00%, 8/01/13 .....................................     14,000,000    15,556,660
   Refunding, Series H, 6.25%, 8/01/15 .....................................     13,035,000    14,103,218
   Refunding, Series H, 6.125%, 8/01/25 ....................................     65,785,000    69,559,085
   Refunding, Series J, 6.00%, 8/01/21 .....................................     28,260,000    29,807,235
   Series A, 6.125%, 8/01/06 ...............................................     13,605,000    14,505,923
   Series A, 6.20%, 8/01/07 ................................................     20,490,000    22,076,541
   Series A, 6.25%, 8/01/08 ................................................      4,390,000     4,733,649
   Series A, 7.75%, 8/15/14 ................................................         40,000        40,899
   Series A, Pre-Refunded, 6.125%, 8/01/06 .................................        895,000       977,215
   Series A, Pre-Refunded, 6.20%, 8/01/07 ..................................      1,320,000     1,442,945
   Series B, 7.50%, 2/01/04 ................................................     10,000,000    10,213,100
   Series B, 8.25%, 6/01/05 ................................................      1,000,000     1,133,520
   Series B, 6.30%, 8/15/08 ................................................     22,360,000    24,713,166
   Series B, 6.125%, 8/01/09 ...............................................     11,510,000    12,386,602
   Series B, 6.375%, 8/15/10 ...............................................     17,170,000    19,060,074
   Series B, 6.00%, 8/15/26 ................................................      1,670,000     1,825,343
   Series B, Pre-Refunded, 6.30%, 8/15/08 ..................................      4,515,000     5,095,358
   Series B, Pre-Refunded, 6.375%, 8/15/10 .................................      4,570,000     5,166,659
   Series B, Pre-Refunded, 6.00%, 8/15/26 ..................................        330,000       379,114

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 NEW YORK (CONT.)
 New York City GO, (cont.)
    Series B, Sub Series B-1, Pre-Refunded, 7.00%, 8/15/16 ...................  $ 3,000,000  $  3,311,880
    Series B-1, Pre-Refunded, 7.30%, 8/15/11 .................................    8,000,000     8,866,080
    Series C, Sub Series C-1, 7.00%, 8/01/18 .................................       25,000        25,452
    Series D, 8.00%, 8/01/16 .................................................        5,000         5,105
    Series D, 5.50%, 6/01/24 .................................................   23,940,000    24,438,910
    Series D, 6.00%, 2/15/25 .................................................   18,710,000    19,995,003
    Series D, Pre-Refunded, 6.00%, 2/15/25 ...................................    1,920,000     2,113,901
    Series E, 5.75%, 2/15/09 .................................................    5,295,000     5,562,980
    Series E, 6.50%, 12/01/12 ................................................       20,000        20,060
    Series E, Pre-Refunded, 6.00%, 8/01/26 ...................................      235,000       269,665
    Series F, 8.20%, 11/15/04 ................................................       85,000        85,775
    Series F, Pre-Refunded, 6.50%, 2/15/07 ...................................    8,050,000     8,952,325
    Series F, Pre-Refunded, 6.50%, 2/15/08 ...................................    7,540,000     8,385,159
    Series F, Pre-Refunded, 6.60%, 2/15/10 ...................................   16,000,000    17,828,960
    Series G, 6.00%, 10/15/26 ................................................   15,160,000    15,969,089
    Series G, Pre-Refunded, 6.00%, 10/15/26 ..................................      175,000       203,711
    Series H-1, 6.125%, 8/01/11 ..............................................    4,900,000     5,273,184
    Series H-1, Pre-Refunded, 6.125%, 8/01/09 ................................      240,000       262,046
    Series H-1, Pre-Refunded, 6.125%, 8/01/11 ................................      100,000       109,186
    Series I, 6.25%, 4/15/13 .................................................   12,450,000    13,520,078
    Series I, 6.25%, 4/15/27 .................................................    2,925,000     3,097,283
    Series I, Pre-Refunded, 6.25%, 4/15/13 ...................................   24,160,000    28,020,526
    Series I, Pre-Refunded, 6.25%, 4/15/27 ...................................    4,075,000     4,735,476
 New York City IDA, IDR, Brooklyn Navy Yard Cogeneration Partners,
    5.65%, 10/01/28 ..........................................................    5,000,000     4,906,350
    5.75%, 10/01/36 ..........................................................    5,750,000     5,690,373
 New York City Municipal Water Finance Authority Water and Sewer
   System Revenue,
    Refunding, 5.50%, 6/15/33 ................................................   55,000,000    57,528,350
    Refunding, Series B, FGIC Insured, 5.25%, 6/15/29 ........................    4,855,000     4,987,542
    Series A, 5.75%, 6/15/30 .................................................    8,000,000     8,613,440
    Series A, FGIC Insured, 5.50%, 6/15/32 ...................................   10,000,000    10,446,100
    Series B, 5.75%, 6/15/29 .................................................   15,000,000    16,173,600
    Series B, AMBAC Insured, 5.25%, 6/15/29 ..................................    8,000,000     8,218,400
    Series B, FSA Insured, 5.25%, 6/15/29 ....................................    4,030,000     4,140,019
    Series B, MBIA Insured, 5.75%, 6/15/26 ...................................    3,000,000     3,281,490
    Series D, 5.25%, 6/15/25 .................................................   10,000,000    10,265,200
    Series G, FSA Insured, 5.125%, 6/15/32 ...................................   24,215,000    24,491,051
 New York City Transitional Finance Authority Revenue, Future Tax Secured,
    Refunding, Series C, 5.50%, 11/01/20 .....................................    5,000,000     5,327,700
    Refunding, Series C-A, 5.50%, 11/01/24 ...................................    4,200,000     4,404,414
    Series B, 6.00%, 11/15/29 ................................................   10,000,000    11,828,100
    Series B, 5.00%, 5/01/30 .................................................    7,500,000     7,444,575
 New York City Transportation Authority MTA, Triborough COP, Series A,
   AMBAC Insured, 5.40%, 1/01/19 .............................................   15,000,000    15,964,800
 New York City Trust Cultural Resources Revenue, Museum of Modern Art 2001,
   Series D, AMBAC Insured,
    5.125%, 7/01/31 ..........................................................    8,000,000     8,099,760

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NEW YORK (CONT.)
New York State Dormitory Authority Lease Revenue, Court Facilities,
   6.00%, 5/15/39 .........................................................     $16,000,000  $ 17,323,360
New York State Dormitory Authority Revenue,
   City University General Resources, Series 2, MBIA Insured, Pre-Refunded,
   6.25%, 7/01/19 .........................................................       4,000,000     4,302,600
   City University System Consolidated, Third, Series 1, 5.25%, 7/01/25 ...      10,000,000    10,163,100
   City University System, Series 2, 6.00%, 7/01/26 .......................       5,500,000     6,038,615
   City University System, Third General, 6.00%, 7/01/20 ..................      16,860,000    18,838,015
   Interfaith Medical Center, Series D, 5.40%, 2/15/28 ....................       8,000,000     8,187,680
   Mental Health Services Facilities, Series A, 6.00%, 8/15/17 ............      18,000,000    20,113,200
   Mental Health Services Facilities, Series A, 5.75%, 2/15/27 ............       5,000,000     5,345,250
   Second Hospital, Interfaith Medical Center, Series D, 5.30%, 2/15/19 ...       5,000,000     5,136,200
   State University Educational Facilities, 5.125%, 5/15/21 ...............       7,165,000     7,250,049
   Upstate Community Colleges, Series A, 5.00%, 7/01/28 ...................      10,000,000     9,885,300
New York State Energy Research and Development Authority Electric
   Facilities Revenue, Consolidated Edison Project, Refunding, Series A,
   6.10%, 8/15/20 .........................................................       8,500,000     8,982,885
   Series A, 7.15%, 6/01/20 ...............................................      12,885,000    13,185,607
New York State HFA, Service Contract Obligation Revenue,
   Refunding, Series C, 6.125%, 3/15/20 ...................................      23,585,000    24,885,005
   Refunding, Series C, 5.50%, 9/15/22 ....................................      17,505,000    18,212,727
   Series A, 6.375%, 9/15/14 ..............................................          25,000        27,665
   Series A, 6.375%, 9/15/16 ..............................................       3,785,000     4,188,481
   Series A, Pre-Refunded, 6.375%, 9/15/14 ................................       3,130,000     3,463,658
   Series A, Pre-Refunded, 6.50%, 3/15/25 .................................      10,000,000    11,470,300
   Series C, 5.875%, 9/15/14 ..............................................       3,950,000     4,159,666
   Series C, Pre-Refunded, 5.875%, 9/15/14 ................................         725,000       765,687
   Series C, Pre-Refunded, 6.125%, 3/15/20 ................................       1,915,000     2,026,549
New York State HFAR,
   Health Facilities, New York City, Refunding, Series A, 5.90%, 5/01/05 ..      14,070,000    15,281,286
   Housing Project Mortgage, Refunding, Series A, FSA Insured,
     6.10%, 11/01/15 ......................................................       5,475,000     5,973,170
   Housing Project Mortgage, Refunding, Series A, FSA Insured,
     6.125%, 11/01/20 .....................................................       4,230,000     4,611,631
New York State Medical Care Facilities Finance Agency Revenue,
   Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured,
     6.50%, 2/15/34 .......................................................       6,290,000     6,570,031
   Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.50%, 8/15/29       7,600,000     8,524,692
   The Hospital for Special Surgery Revenue, Series A, Pre-Refunded,
     6.375%, 8/15/24 ......................................................      12,500,000    13,784,625
New York State Thruway Authority Highway and Bridge Trust Fund Revenue,
  Series A,
   AMBAC Insured, 5.50%, 4/01/06 ..........................................       1,000,000     1,073,530
   FSA Insured, 6.00%, 4/01/14 ............................................       1,420,000     1,676,040
New York State Thruway Authority Service Contract Revenue,
  Local Highway and Bridge,
   5.75%, 4/01/16 .........................................................      13,200,000    14,950,716
   Pre-Refunded, 6.25%, 4/01/14 ...........................................      11,600,000    13,008,356
New York State Urban Development Corp. Revenue,
   Correctional Capital Facilities, Series 5, 6.10%, 1/01/12 ..............       7,685,000     8,410,848
   senior lien, Corporate Purpose, 5.50%, 7/01/05 .........................         400,000       435,588
   Youth Facilities, 6.00%, 4/01/17 .......................................      11,720,000    13,168,944
Onondaga County GO,
   Economically Defeased, 5.875%, 2/15/12 .................................         700,000       827,043
   Unrefunded Balance, 5.875%, 2/15/12 ....................................         300,000       352,116

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                   AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 NEW YORK (CONT.)
 Triborough Bridge and Tunnel Authority Revenue, General Purpose,
    Refunding, Series X, 6.625%, 1/01/12 ..................................     $ 1,800,000 $    2,196,288
    Refunding, Series Y, 5.90%, 1/01/07 ...................................         500,000        564,995
    Refunding, Series Y, 6.00%, 1/01/12 ...................................       1,000,000      1,169,780
    Series B, 5.50%, 1/01/30 ..............................................      15,000,000     16,304,700
 Triborough Bridge and Tunnel Authority Revenues, General Purpose, Series A,
   5.00%,
    1/01/27 ...............................................................       5,000,000      4,999,650
    1/01/32 ...............................................................      20,000,000     19,907,400
 Warren and Washington Counties IDAR, Adirondack Resource Recovery Project,
   Refunding, Series A,
    7.90%, 12/15/07 .......................................................       3,390,000      3,393,593
                                                                                            --------------
                                                                                             1,202,252,326
                                                                                            --------------
 NORTH CAROLINA 4.1%
 Charlotte-Mecklenberg Hospital Authority Health Care System Revenue,
    5.90%, 1/15/16 ........................................................       7,010,000      7,445,952
    Pre-Refunded, 5.90%, 1/15/16 ..........................................       2,890,000      3,257,492
 Cumberland County Hospital Facilities Revenue, Cumberland County
   Hospital Systems Inc., Refunding,
    5.25%, 10/01/24 .......................................................       6,000,000      5,824,920
 North Carolina Eastern Municipal Power Agency Power System Revenue,
    Refunding, Series A, 6.50%, 1/01/17 ...................................      25,700,000     26,148,208
    Refunding, Series A, 5.75%, 1/01/26 ...................................      65,350,000     65,428,420
    Refunding, Series B, 6.25%, 1/01/12 ...................................       6,875,000      7,037,181
    Refunding, Series B, 6.00%, 1/01/14 ...................................      14,000,000     14,309,820
    Refunding, Series B, 5.75%, 12/01/16 ..................................      14,420,000     14,865,290
    Refunding, Series B, 6.00%, 1/01/22 ...................................       1,250,000      1,306,675
    Refunding, Series B, 6.25%, 1/01/23 ...................................      39,030,000     42,666,035
    Refunding, Series B, 5.75%, 1/01/24 ...................................      35,140,000     35,616,147
    Refunding, Series B, FGIC Insured, 6.25%, 1/01/23 .....................       4,000,000      4,106,040
    Refunding, Series D, 6.75%, 1/01/26 ...................................       5,000,000      5,442,350
    Series B, 6.00%, 1/01/05 ..............................................       1,355,000      1,389,539
    Series D, 5.875%, 1/01/13 .............................................       5,790,000      5,919,349
    Series D, 6.70%, 1/01/19 ..............................................       2,000,000      2,188,520
 North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,
   Refunding,
    5.75%, 1/01/15 ........................................................      12,435,000     12,457,507
    6.25%, 1/01/17 ........................................................       9,720,000      9,942,102
 North Carolina State GO, Public Improvement, Series A, 5.10%, 9/01/17 ....      21,365,000     22,824,657
 University Hospital Chapel Hill Revenue, Refunding, AMBAC Insured,
    5.00%, 2/15/21 ........................................................       5,000,000      5,084,350
 Winston-Salem Water and Sewer System Revenue, Refunding, 5.125%, 6/01/28 .      11,000,000     11,186,890
                                                                                            --------------
                                                                                               304,447,444
                                                                                            --------------
 NORTH DAKOTA .1%
 Mercer County PCR, Basin Electric Power Corp., Refunding, Second Series,
   AMBAC Insured, 6.05%, 1/01/19 ..........................................       9,130,000      9,964,573
 Wahpeton MFHR, Evergreen Apartments Project, 9.75%, 7/01/16 ..............         549,000        548,989
                                                                                            --------------
                                                                                                10,513,562
                                                                                            --------------
 OHIO 2.5%
 Akron Bath Copley Joint Township Hospital District Revenue,
   Hospital Improvement Childrens Hospital Center,
    FSA Insured, 5.00%, 11/15/31 ..........................................       9,250,000      9,235,755

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 OHIO (CONT.)
 Cleveland Airport System Revenue, Series A, FSA Insured, 5.00%, 1/01/31 ....   $20,000,000  $ 19,938,800
 Columbus Water System Revenue, Refunding, 5.00%, 11/01/05 ..................     2,135,000     2,316,048
 Cuyahoga County Hospital Facilities Revenue, Canton Inc. Project,
    7.50%, 1/01/30 ..........................................................    17,100,000    18,773,919
 Dayton Special Facilities Revenue, Emery Air Freight Corp.,
   Emery Worldwide Air Inc., Refunding,
    Series A, 5.625%, 2/01/18 ...............................................     6,000,000     4,625,400
    Series E, 6.05%, 10/01/09 ...............................................     4,000,000     3,591,880
    Series F, 6.05%, 10/01/09 ...............................................     2,750,000     2,469,418
 Franklin County Convention Facilities Authority Tax and Lease Revenue,
   Anticipation Bonds, MBIA Insured,
    5.00%, 12/01/27 .........................................................     7,500,000     7,530,750
 Hamilton County Sales Tax, Series B, AMBAC Insured, 5.25%, 12/01/32 ........    10,000,000    10,190,600
 Montgomery County Health Systems Revenue, Series B-2, Pre-Refunded,
    8.10%, 7/01/18 ..........................................................    11,710,000    14,053,380
 Montgomery County Hospital Facilities Revenue, Grandview Hospital and
   Medical Center, Pre-Refunded,
    5.50%, 12/01/10 .........................................................     1,300,000     1,478,178
    5.60%, 12/01/11 .........................................................     1,000,000     1,143,320
    5.65%, 12/01/12 .........................................................       925,000     1,060,466
 Nordonia Hills Local School District GO, School Improvement, AMBAC Insured,
    5.375%, 12/01/20 ........................................................     4,275,000     4,528,721
    5.45%, 12/01/25 .........................................................     3,000,000     3,139,320
 Ohio State Air Quality Development Authority Revenue, Dayton Power and
   Light Co. Project, Refunding,
    6.10%, 9/01/30 ..........................................................    12,000,000    12,203,760
 Ohio State Turnpike Commission Turnpike Revenue, Series A, MBIA Insured,
   Pre-Refunded, 5.50%, 2/15/26 .............................................     1,000,000     1,118,990
 Ohio State Water Development Authority PCR, Facilities Revenue, Water Control
   Loan Fund, Water Quality Series, MBIA Insured, 5.125%, 6/01/19 ...........    18,000,000    18,781,380
 Ohio State Water Development Authority Revenue, Dayton Power, Refunding,
   Series A, 6.40%, 8/15/27 .................................................     3,250,000     3,296,280
 Pickerington Local School District GO, School Facilities Construction
   and Improvement, FGIC Insured,
    5.00%, 12/01/28 .........................................................    15,000,000    15,064,650
 University of Akron General Receipts Revenue, FGIC Insured, 5.75%, 1/01/29 .    11,305,000    12,192,443
 University of Cincinnati COP,
    Jefferson Avenue Residence Hall, MBIA Insured, 5.125%, 6/01/28 ..........     4,000,000     4,045,960
    University Center Project, MBIA Insured, 5.125%, 6/01/24 ................    10,500,000    10,694,250
 University of Cincinnati General Receipts Revenue, Series A, FGIC Insured,
    5.25%, 6/01/24 ..........................................................     5,000,000     5,143,800
                                                                                             ------------
                                                                                              186,617,468
                                                                                             ------------
 OKLAHOMA .6%
 Stillwater Medical Center Authority Revenue,
    Series A, 6.10%, 5/15/09 ................................................     3,095,000     3,266,711
    Series B, 6.35%, 5/15/12 ................................................     1,185,000     1,230,386
    Series B, 6.50%, 5/15/19 ................................................     3,390,000     3,436,579
 Tulsa County Municipal Airport Revenue, American Airlines Inc.,
    7.35%, 12/01/11 .........................................................     4,000,000     2,600,000
    6.25%, 6/01/20 ..........................................................    18,530,000    10,492,242
 Tulsa County Parking Authority, Series B,
    6.90%, 12/01/07 .........................................................     3,000,000     3,071,310
    7.00%, 12/01/14 .........................................................     5,500,000     5,631,120
 Tulsa Industrial Authority Hospital Revenue, St. John Medical Center Project,
   Series A, Pre-Refunded,
    6.25%, 2/15/14 ..........................................................     2,000,000     2,247,960

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 OKLAHOMA (CONT.)
 Tulsa Municipal Airport Trust Revenue, Refunding, Series B,
    6.00%, 6/01/35 ...........................................................  $10,000,000   $ 4,798,300
 Valley View Hospital Authority Revenue, Valley View Regional Medical Center,
   Refunding, 6.00%, 8/15/14 .................................................    4,000,000     4,063,840
                                                                                              -----------
                                                                                               40,838,448
                                                                                              -----------
 OREGON .7%
 Jackson County School District No. 6 Central Point GO, FGIC Insured,
    5.25%, 6/15/20 ...........................................................    4,000,000     4,165,160
 Lane County School District No. 19 Springfield GO, Refunding, FGIC Insured,
    6.00%, 10/15/13 ..........................................................    1,250,000     1,490,613
 Oregon State Department of Administrative Services COP, Series A,
   AMBAC Insured, 6.00%, 5/01/26 .............................................   10,000,000    11,747,700
 Oregon State EDR, Georgia Pacific Corp. Project,
    Refunding, Series 183, 5.70%, 12/01/25 ...................................    3,500,000     2,359,840
    Series CLVII, 6.35%, 8/01/25 .............................................    5,500,000     4,098,380
 Oregon State GO,
    Series LX, 6.75%, 5/01/05 ................................................    1,000,000     1,111,670
    State Board of Higher Education, Series A, 5.00%, 8/01/26 ................   12,000,000    12,041,280
 Salem-Keizer GO, School District No. 24J, 5.00%, 6/01/19 ....................   15,055,000    15,573,946
                                                                                              -----------
                                                                                               52,588,589
                                                                                              -----------
 PENNSYLVANIA 4.5%
 Allegheny County Hospital Development Authority Revenue, Health System,
   Series A, MBIA Insured,
    6.50%, 11/15/30 ..........................................................   10,000,000    11,533,500
 Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding,
    5.50%, 12/01/29 ..........................................................   10,000,000     9,592,300
    Series A, 6.70%, 12/01/20 ................................................    5,250,000     5,439,788
 Allegheny County Port Authority Special Revenue, Transportation, FGIC Insured,
    5.00%, 3/01/29 ...........................................................   10,000,000
                                                                                                9,999,300
 Berks County GO, AMBAC Insured, 5.00%, 11/15/25 .............................    5,000,000     5,070,000
 Butler Area School District GO, FGIC Insured,
    5.60%, 4/01/28 ...........................................................    1,235,000     1,299,047
    Pre-Refunded, 5.60%, 4/01/28 .............................................    3,765,000     4,289,916
 Delaware County Authority University Revenue, Villanova University, Series A,
   MBIA Insured, 5.00%, 12/01/18 .............................................    7,090,000     7,306,812
 Delaware River Port Authority Pennsylvania and New Jersey Delaware River
   Bridges Revenue, FSA Insured, 5.75%,
    1/01/22 ..................................................................    8,500,000     9,240,775
    1/01/26 ..................................................................   10,000,000    10,744,200
 Delaware Valley Regional Finance Authority Local Government Revenue,
   Series B, AMBAC Insured, 5.60%, 7/01/17 ...................................    5,000,000     5,712,750
 Erie Water Authority Water Revenue, Series A, MBIA Insured, 5.20%, 12/01/30 .   18,700,000    18,996,582
 Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project,
   Refunding, Series A, MBIA Insured,
    6.15%, 8/01/29 ...........................................................    4,000,000     4,433,840
 Montgomery County IDA, Retirement Community Revenue, Act Retirement-Life
   Communities, 5.25%, 11/15/28 ..............................................    2,500,000     2,345,075
 Northampton County General Purpose Authority Revenue, County Agreement,
   FSA Insured, 5.25%, 10/01/30 ..............................................   12,150,000    12,384,374
 Pennsylvania EDA,
    Financing Authority Revenue, MacMillan, LP Project, Pre-Refunded,
      7.60%, 12/01/20 ........................................................    5,000,000     5,878,050
    Financing Resources Recovery Revenue, Colver Project, Series D,
      7.125%, 12/01/15 .......................................................   13,500,000    14,081,175
 Pennsylvania Infrastructure Investment Authority Revenue, Pennvest Loan
   Pool Program, Series A, 5.85%, 9/01/08 ....................................    1,520,000     1,596,958
 Pennsylvania State Financial Authority Revenue, Municipal Capital
   Improvements Program, Refunding,
    6.60%, 11/01/09 ..........................................................   33,280,000    35,128,704
 Pennsylvania State GO,
    First Series, FGIC Insured, 5.00%, 2/01/20 ...............................    5,000,000     5,129,850
    Second Series, 5.00%, 9/15/07 ............................................    2,500,000     2,757,825

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 PENNSYLVANIA(CONT.)
 Philadelphia Authority for Industrial Development Lease Revenue,
   Series B, FSA Insured, 5.25%, 10/01/30 ..................................    $15,630,000  $ 15,919,311
 Philadelphia Gas Works Revenue,
    14th Series A, Pre-Refunded, 6.375%, 7/01/26 ...........................      1,210,000     1,271,444
    1st Series A, FSA Insured, 5.00%, 7/01/26 ..............................      5,000,000     5,048,700
    Refunding, 14th Series, 6.375%, 7/01/26 ................................      2,740,000     2,764,605
 Philadelphia GO, MBIA Insured, 5.00%, 5/15/25 .............................      5,000,000     5,064,900
 Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
    Mortgage, North Philadelphia Health Systems, Series A, FHA Insured,
      5.30%, 1/01/18 .......................................................      3,275,000     3,364,244
    Mortgage, North Philadelphia Health Systems, Series A, FHA Insured,
      5.35%, 1/01/23 .......................................................      5,690,000     5,881,981
    Mortgage, North Philadelphia Health Systems, Series A, FHA Insured,
      5.375%, 1/01/28 ......................................................      3,700,000     3,816,402
    Temple University Hospital, 5.875%, 11/15/23 ...........................      5,000,000     4,850,300
 Philadelphia Parking Authority Parking Revenue, Airport, FSA Insured,
      5.25%, 9/01/29 .......................................................     15,000,000    15,220,950
 Philadelphia School District GO, Series A, FSA Insured, 5.75%, 2/01/30 ....     14,050,000    15,176,529
 Philadelphia Water and Sewer Revenue, Series 10, ETM, 7.35%, 9/01/04 ......      8,035,000     8,592,870
 Philadelphia Water and Wastewater Revenue, Series A, FGIC Insured,
      5.00%, 11/01/31 ......................................................     25,000,000    24,924,000
 Pittsburgh and Allegheny County Public Auditorium Hotel Room Revenue,
   AMBAC Insured, 5.125%, 2/01/35 ..........................................     15,000,000    15,041,550
 Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset
   District Sales Tax, AMBAC Insured,
    5.25%, 2/01/31 .........................................................      5,000,000     5,075,800
 State Turnpike Commission Revenue, AMBAC Insured, 5.00%, 7/15/31 ..........      5,850,000     5,840,699
 Valley Pennsylvania Area School District GO, FSA Insured, 4.75%, 3/15/28 ..      6,720,000     6,489,034
 Washington County Authority Revenue, Capital Projects and Equipment Program,
   Refunding, AMBAC Insured,
    6.15%, 12/01/29 ........................................................      5,000,000     5,749,700
                                                                                             ------------
                                                                                              333,053,840
                                                                                             ------------
 RHODE ISLAND 1.2%
 Providence GO, Special Obligation Tax Increment, Series A, 7.65%, 6/01/16 .      9,900,000    10,764,963
 Rhode Island Clean Water Financing Agency Revenue, Safe Drinking Water
   Providence, Series A, AMBAC Insured,
    6.70%, 1/01/15 .........................................................      2,200,000     2,431,880
 Rhode Island Housing and Mortgage Finance Corp. Revenue,
   Homeownership Opportunity,
    Refunding, Series 25-A, 4.95%, 10/01/16 ................................        190,000       192,185
    Series 10-A, 6.50%, 10/01/22 ...........................................     20,200,000    20,524,412
    Series 10-A, 6.50%, 4/01/27 ............................................     13,085,000    13,434,108
    Series 15-A, 6.85%, 10/01/24 ...........................................     15,000,000    15,534,900
    Series 17-A, 6.25%, 4/01/17 ............................................      2,320,000     2,414,679
    Series 17-A, 6.375%, 10/01/26 ..........................................      2,720,000     2,817,186
 Rhode Island Port Authority and EDC Revenue, Shepard Building Project,
   Series B, AMBAC Insured, Pre-Refunded,
    6.75%, 6/01/25 .........................................................      3,000,000     3,294,900
 Rhode Island State Health and Educational Building Corp. Revenue,
    Health Facilities, Saint Antoine, Series B, 6.125%, 11/15/29 ...........      8,400,000     8,814,876
    Hospital Financing, Lifespan Obligation Group, 6.375%, 8/15/21 .........      7,000,000     7,165,270
    St. Antoine Residence, Pre-Refunded, 6.70%, 11/15/12 ...................      2,320,000     2,485,764
    St. Antoine Residence, Pre-Refunded, 6.75%, 11/15/18 ...................      2,750,000     2,947,890
                                                                                             ------------
                                                                                               92,823,013
                                                                                             ------------
 SOUTH CAROLINA 1.1%
 Berkeley County School District COP, Berkeley School Facilities Group Inc.,
   AMBAC Insured, Pre-Refunded,
    6.30%, 2/01/16 .........................................................      1,800,000     1,936,278

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 SOUTH CAROLINA (CONT.)
 Piedmont Municipal Power Agency Electric Revenue, Refunding,
    6.60%, 1/01/21 ...........................................................  $10,645,000   $10,681,299
    Series A, 6.55%, 1/01/16 .................................................    7,340,000     7,364,662
    Series A, 5.75%, 1/01/24 .................................................    3,150,000     3,093,048
    Series A, AMBAC Insured, 5.75%, 1/01/24 ..................................    5,050,000     5,063,938
 Richland County PCR, Union Camp Corp. Project, Refunding, Series C,
    6.55%, 11/01/20 ..........................................................    3,000,000     3,062,100
 South Carolina Public Service Authority Revenue, Series B, FSA Insured,
    5.25%, 1/01/33 ...........................................................   31,835,000    32,458,648
 South Carolina State GO, State Highway, Series B, 5.25%, 4/01/05 ............    2,000,000     2,151,380
 South Carolina Transportation Infrastructure Bank Revenue, Series A,
   AMBAC Insured, 5.10%, 10/01/27 ............................................   16,250,000    16,469,863
                                                                                              -----------
                                                                                               82,281,216
                                                                                              -----------
 SOUTH DAKOTA .3%
 Lawrence County PCR, Black Hills Power and Light Co. Project, Refunding,
    6.70%, 6/01/10 ...........................................................    5,000,000     5,109,050
 South Dakota HDA Revenue, Homeownership Mortgage, Series A, 5.30%, 5/01/04 ..    1,475,000     1,521,197
 South Dakota Health and Educational Facilities Authority Revenue,
   Avera Health Issue, 5.25%, 7/01/22 ........................................   15,425,000    15,940,658
                                                                                              -----------
                                                                                               22,570,905
                                                                                              -----------
 TENNESSEE .3%
 Hamilton County IDB, MFHR, Patten Towers Apartments, Series A,
    6.125%, 8/01/05 ..........................................................    1,540,000       770,000
    6.30%, 8/01/07 ...........................................................    1,000,000       500,000
 Johnson City Health and Educational Facilities Board Hospital Revenue,
   Refunding, First Mortgage Mountain States Health,
    Series A, MBIA Insured, 6.00%, 7/01/21 ...................................    7,000,000     7,809,620
 Memphis GO, 5.00%, 4/01/17 ..................................................    3,000,000     3,143,280
 Metropolitan Government Nashville and Davidson County GO, Refunding and
   Improvement, Series A and B,
    5.00%, 10/15/05 ..........................................................    2,000,000     2,167,120
 Metropolitan Government Nashville and Davidson County District Energy,
   Series A, AMBAC Insured,
    5.00%, 10/01/25 ..........................................................    5,460,000     5,480,912
bMetropolitan Government of Nashville and Davidson County IDBR,
   Osco Treatment Inc., Refunding and Improvement,
    6.00%, 5/01/03 ...........................................................    1,859,300       706,534
 Tennessee HDA Revenue, Homeownership Program, Refunding Series 1D,
    4.70%, 7/01/15 ...........................................................    1,550,000     1,577,141
 Tennessee HDA, Homeownership Program, Series 1992, 6.80%, 7/01/17 ...........      450,000       458,523
 Tennessee State Local Development Authority Revenue, Community Provider
   Pooled Loan Program, Pre-Refunded,
    6.45%, 10/01/14 ..........................................................    2,275,000     2,520,791
                                                                                              -----------
                                                                                               25,133,921
                                                                                              -----------
 TEXAS 4.8%
 Austin Utility System Revenue, Refunding, FGIC Insured, 6.25%, 5/15/16 ......    7,755,000     8,517,937
 Bexar County Health Facilities Development Corp. Revenue,
   Incarnate Word Health Services, Refunding, FSA Insured, ETM,
    6.00%, 11/15/15 ..........................................................    4,500,000     4,947,660
    6.10%, 11/15/23 ..........................................................    8,300,000     9,134,482
 Bexar County HFC MFHR, GO, American Opportunity Housing, Series A,
   MBIA Insured, 5.80%, 1/01/31 ..............................................    6,000,000     6,152,220
 Bexar Metropolitan Water District Water Works Systems Revenue,
   Refunding, MBIA Insured, 5.875%, 5/01/22 ..................................    2,860,000     3,068,751
 Dallas Area Rapid Transit Revenue, senior lien, Refunding, AMBAC Insured,
    5.50%, 12/01/07 ..........................................................    1,250,000     1,408,525
 Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue,
   American Airlines Inc., Refunding,
    6.00%, 11/01/14 ..........................................................   29,400,000     8,213,478
    Series B, 6.05%, 5/01/29 .................................................    5,000,000     2,257,500
    Series C, 6.15%, 5/01/29 .................................................    6,100,000     2,442,257

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 TEXAS (CONT.)
 Dallas-Fort Worth International Airport Revenue, Refunding and Improvement,
   Series A, FGIC Insured,
    5.625%, 11/01/26 .........................................................  $85,000,000  $ 88,371,100
 Duncanville ISD, GO, Refunding, Series B, 5.25%, 2/15/32 ....................    4,900,000     4,956,987
 Grand Prairie Health Facilities Revenue, Dallas/Fort Worth Medical Center
   Project, Refunding, AMBAC Insured,
    6.875%, 11/01/10 .........................................................    2,700,000     2,890,431
 Gulf Coast Waste Disposal Authority Environmental Improvement Revenue,
   UXS Corp. Projects, Refunding,
    5.50%, 9/01/17 ...........................................................    3,250,000     3,265,275
 Harris County GO, Permanent Improvement, Refunding, 4.75%,
    10/01/24 .................................................................    5,000,000     4,795,950
    10/01/28 .................................................................   10,000,000     9,527,100
 Harris County IDR, Marine Terminal Revenue, Refunding, 6.95%, 2/01/22 .......   20,250,000    20,580,480
 Houston Area Water Corp. Contract Revenue, Northeast Water
   Purification Project, FGIC Insured, 5.125%, 3/01/28 .......................   15,000,000    15,092,850
 Houston GO, Public Improvement, Refunding, Series A, 5.00%, 3/01/05 .........    1,500,000     1,597,350
 Houston Water and Sewer System Revenue, Refunding,
    junior lien, Series B, FGIC Insured, 5.25%, 12/01/30 .....................   14,000,000    14,155,400
    junior lien, Series D, FGIC Insured, 5.00%, 12/01/25 .....................    9,710,000     9,709,612
    Series B, 6.375%, 12/01/14 ...............................................   21,000,000    21,491,190
 Joshua ISD, Refunding, Series B, 6.125%, 2/15/26 ............................       20,000        20,069
 Kerrvillw ISD, GO, Refunding, 6.00%, 8/15/13 ................................    1,000,000     1,138,210
 Lubbock HFC, SFMR, MBS Program, Refunding, Series A, GNMA Secured,
   6.125%, 12/01/17 ..........................................................      780,000       818,368
 Matagorda County Navigation District No. 1 PCR, Central Power and
   Light Co. Project, Refunding, 6.00%, 7/01/28 ..............................   19,200,000    18,213,312
 Matagorda County Navigation District No. 1 Revenue, PCR, Collateralized,
   Houston Lighting and Power Co.,
    Refunding, Series A, AMBAC Insured, 6.70%, 3/01/27 .......................    5,500,000     5,624,685
 Mesquite HFC, SFMR, Series 1983, 10.75%, 9/01/14 ............................       40,000        40,142
 North Central Health Facility Development Corp. Revenue,
   Texas Health Resources System, Series B, MBIA Insured,
    5.125%, 2/15/22 ..........................................................    5,985,000     6,026,057
 North Central Texas Health Facility Development Corp. Revenue,
   Childrens Medical Center Dallas, Refunding,
    AMBAC Insured, 5.25%, 8/15/24 ............................................   19,335,000    19,619,611
 Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project,
   Refunding, Series A,
    5.60%, 4/01/18 ...........................................................    4,500,000     1,125,000
 Port Corpus Christi IDC Revenue, Valero, Refunding, Series B, 5.40%, 4/01/18     4,000,000     3,606,080
 Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding,
    5.65%, 12/01/22 ..........................................................   13,000,000    12,487,150
 Red River Authority PCR, West Texas Utilities Co. Project, Public Service Co.
   of Oklahoma, Central Power and Light Co.,
    Refunding, MBIA Insured, 6.00%, 6/01/20 ..................................    5,000,000     5,560,000
 Sabine River Authority PCR, Southwestern Electric Power Co., Refunding, MBIA
   Insured, 6.10%, 4/01/18 ...................................................    4,000,000     4,495,800
 San Antonio Electric and Gas Revenue, Refunding, Series A, 5.125%, 2/01/09 ..    1,250,000     1,375,400
 San Antonio Water Revenue,
    MBIA Insured, Pre-Refunded, 6.50%, 5/15/10 ...............................      175,000       187,752
    Systems, Refunding, FSA Insured, 5.00%, 5/15/25 ..........................    5,000,000     4,999,900
 Tarrant County Health Facilities Development Corp. Health Services Revenue,
   Health Resources System, Series A, MBIA Insured, 5.00%, 2/15/26 ...........   10,000,000     9,837,100
 Texas Water Development Board Revenue, State Revolving Fund, 6.00%, 7/15/13 .    2,500,000     2,557,200
 Travis County HFC, SFMR, Refunding, Series A, 6.95%, 10/01/27 ...............    2,630,000     2,746,877
 Tyler Health Facilities Development Corp. Hospital Revenue, East Texas
   Medical Center Project,
    Series A, MBIA Insured, 5.50%, 11/01/17 ..................................    1,735,000     1,864,570
    Series D, FSA Insured, 5.375%, 11/01/27 ..................................   14,040,000    14,316,026
                                                                                             ------------
                                                                                              359,235,844
                                                                                             ------------

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 US TERRITORIES 2.3%
 Childrens Trust Fund Tobacco Settlement Revenue, Asset Backed Bonds,
   Refunding, 5.375%, 5/15/33 ...............................................   $25,000,000  $ 24,075,000
 District of Columbia GO,
    Pre-Refunded, Series A, FSA Insured, 5.375%, 6/01/24 ....................     1,420,000     1,612,339
    Series A, FSA Insured, 5.375%, 6/01/24 ..................................     3,580,000     3,705,336
    Series E, MBIA Insured, 6.00%, 6/01/13 ..................................     1,230,000     1,278,388
    Series E, MBIA Insured, 6.00%, 6/01/13 ..................................     2,355,000     2,455,276
    Series E, MBIA Insured, Pre-Refunded, 6.00%, 6/01/13 ....................       415,000       433,580
 District of Columbia Revenue, Catholic University of America,
   Connie Lee Insured, Pre-Refunded, 6.45%, 10/01/23 ........................     5,265,000     5,597,327
 District of Columbia Tobacco Settlement Financing Corp. Revenue,
   Asset Backed Bonds, 6.50%, 5/15/33 .......................................    35,000,000    35,418,950
 Guam Airport Authority Revenue, Series B,
    6.60%, 10/01/10 .........................................................       325,000       338,312
    6.70%, 10/01/23 .........................................................     1,000,000     1,037,100
 Puerto Rico Commonwealth GO,
 AMBAC Insured, 5.40%, 7/01/25 ..............................................       250,000       264,060
    Pre-Refunded, 6.50%, 7/01/23 ............................................       250,000       273,798
    Public Improvement, Refunding, 5.75%, 7/01/17 ...........................       250,000       286,093
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
   Series Y,
    5.50%, 7/01/26 ..........................................................     1,150,000     1,210,513
    5.00%, 7/01/36 ..........................................................    59,000,000    58,145,090
    5.50%, 7/01/36 ..........................................................     7,000,000     7,286,510
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation
   Revenue, Series A,
    5.00%, 7/01/38 ..........................................................     2,500,000     2,446,875
 Puerto Rico Commonwealth Urban Renewal and Housing Corp. Revenue,
   Commonwealth Appropriation, Refunding,
    7.875%, 10/01/04 ........................................................     1,050,000     1,056,437
 Puerto Rico Electric Power Authority Revenue,
    Series T, 5.50%, 7/01/20 ................................................       400,000       425,380
    Series X, 5.50%, 7/01/25 ................................................       200,000       207,476
 Puerto Rico Housing Bank and Financing Authority SFMR, Affordable Housing
   Mortgage, First Portfolio,
    6.25%, 4/01/29 ..........................................................       130,000       135,520
 Puerto Rico Industrial Medical and Environmental Pollution Control Facilities
   Financing Authority Revenue,
   PepsiCo Inc. Project, 6.25%, 11/15/13 ....................................       350,000       363,899
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control
   Facilities Financing Authority
   Industrial Revenue,
    Guaynabo Warehouse, Series A, 5.15%, 7/01/19 ............................       850,000       837,794
    Teacher's Retirement System Revenue Series B, 5.50%, 7/01/21 ............       250,000       259,438
 Puerto Rico PBA Revenue,
    Guaranteed, Government Facilities, Series D, 5.25%, 7/01/27 .............    12,000,000    12,171,600
    Public Education and Health Facilities , Refunding, Series M,
      5.75%, 7/01/15 ........................................................       900,000       937,296
 University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 .       285,000       294,211
 Virgin Islands PFA Revenue, sub. lien, Fund Loan Notes, Refunding,
   Series D, 5.50%, 10/01/03 ................................................     1,850,000     1,896,491
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
    5.50%, 10/01/18 .........................................................     1,400,000     1,424,150
    5.50%, 10/01/22 .........................................................     5,000,000     4,916,600
    5.625%, 10/01/25 ........................................................     1,900,000     1,879,385
 Virgin Islands Water and Power Authority Electric System Revenue,
   Refunding, 5.30%, 7/01/18 ................................................       500,000       500,275
                                                                                             ------------
                                                                                              173,170,499
                                                                                             ------------

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 UTAH .7%
 Carbon County Solid Waste Disposal Revenue, Laidlaw Inc. Project,
   Refunding, Series A, 7.50%, 2/01/10 ....................................     $ 5,050,000   $ 5,112,822
 Intermountain Power Agency Power Supply Revenue,
    Refunding, ETM, 6.15%, 7/01/14 ........................................      16,225,000    18,326,787
    Series A, 6.15%, 7/01/14 ..............................................       8,775,000     9,615,557
 Salt Lake County College Revenue, Westminster College Project,
    5.70%, 10/01/17 .......................................................       1,000,000     1,049,420
    5.75%, 10/01/27 .......................................................       1,000,000     1,011,900
    5.625%, 10/01/28 ......................................................       3,305,000     3,339,438
 South Jordan Sales Tax Revenue, AMBAC Insured, 5.20%, 8/15/26 ............       4,770,000     4,836,732
 Utah State HFA,
    Refunding, Series A, FNMA Insured, 6.50%, 5/01/19 .....................       2,945,000     3,001,691
    SFM, Series B, 6.55%, 7/01/19 .........................................         660,000       684,638
    SFM, Series B, 6.55%, 7/01/26 .........................................       1,850,000     1,916,082
    SFM, Series E-1, 6.65%, 7/01/20 .......................................         465,000       482,335
                                                                                              -----------
                                                                                               49,377,402
                                                                                              -----------
 VERMONT .3%
 Vermont Educational and Health Buildings Financing Agency Revenue,
   Fletcher Allen Health, Series A, AMBAC Insured,
    6.125%, 12/01/27 ......................................................      13,000,000    14,629,160
 Vermont HFA, SFHR, Series 5, 7.00%, 11/01/27 .............................       7,560,000     7,840,854
                                                                                              -----------
                                                                                               22,470,014
                                                                                              -----------
 VIRGINIA .5%
 Danville IDA, Hospital Revenue,
    Danville Regional Medical Center, FGIC Insured, Pre-Refunded,
      6.50%, 10/01/24 .....................................................       5,840,000     6,419,854
    Regional Medical Center, FGIC Insured, Pre-Refunded, 6.50%, 10/01/19 ..       5,885,000     6,469,322
 Henrico County IDA, Public Facilities Lease Revenue, Regional Jail Project,
   Pre-Refunded, 6.00%, 8/01/15 ...........................................       7,250,000     8,033,218
 Medical College Hospital Authority Revenue, General Revenue Bonds,
   MBIA Insured, 5.125%, 7/01/18 ..........................................       2,000,000     2,074,820
 Virginia State HDA Commonwealth Mortgage Revenue, Series H,
   Subseries H-1, MBIA Insured, 5.35%, 7/01/31 ............................      10,000,000    10,124,300
 Virginia State Public School Authority GO, Series B, Pre-Refunded,
   6.00%, 8/01/05 .........................................................         190,000       207,797
 Virginia State Public School Authority Revenue, School Financing,
   Refunding, Series A, 5.25%, 8/01/06 ....................................       2,500,000     2,758,900
                                                                                              -----------
                                                                                               36,088,211
                                                                                              -----------
 WASHINGTON 2.7%
 Aberdeen GO, Series A, MBIA Insured, 5.80%, 12/01/12 .....................         100,000       104,446
 Bellevue Water and Sewer Revenue, Refunding, 5.875%, 7/01/10 .............         100,000       105,754
 Bellingham Housing Authority Revenue,
    Cascade Meadows Project, Pre-Refunded, 7.10%, 11/01/23 ................         200,000       220,824
    Pacific Rim and Cascade Meadows Project, Refunding, MBIA Insured,
      5.20%, 11/01/27 .....................................................         200,000       200,814
 Chelan County PUD No. 1,
    Cheland Hydro Consolidated System Revenue, Series A, 5.65%, 7/01/32 ...       5,000,000     5,082,650
    Consolidated Revenue, Chelan Hydroelectric Division I Project,
      Series A, FSA Insured, 5.25%, 7/01/33 ...............................         200,000       200,360
 Clark County PUD No. 1 Generating Systems Revenue, FSA Insured,
    5.50%, 1/01/25 ........................................................      15,015,000    15,613,648
 Clark County PUD No. 1, Generating System Revenue, FGIC Insured, ETM,
    6.00%, 1/01/08 ........................................................         200,000       229,070
 Clark County Sewer Revenue, MBIA Insured, 5.70%, 12/01/16 ................         200,000       225,870
 Conservation and Renewable Energy System Revenue, Washington Conservation
   Project, 6.50%, 10/01/14 ...............................................         400,000       438,636
 Douglas County PUD No. 1, Electric Systems Revenue, MBIA Insured,
    6.00%, 1/01/15 ........................................................         100,000       109,081

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
WASHINGTON (CONT.)
Energy Northwest Electric Revenue, Columbia Generating, Refunding,
  Series B, FSA Insured, 5.35%, 7/01/18 .....................................   $11,500,000  $ 12,248,765
Federal Way GO, Refunding, 5.85%, 12/01/21 ..................................       100,000       102,449
Grant County PUD No. 002, Wanapum Hydro Electric Revenue, Refunding,
  Second Series, Series A, MBIA Insured,
   5.20%, 1/01/23 ...........................................................       250,000       254,013
Grant County PUD No. 2 Wanapum Hydro Electric Revenue, Refunding, Series D,
  FSA Insured, 5.20%, 1/01/23 ...............................................     6,000,000      6,117,78
Grant County PUD No. 2, Priest Rapids Hydroelectric Revenue, Second Series,
  Series B, MBIA Insured,
   5.875%, 1/01/26 ..........................................................       100,000       105,825
King County GO,
   Sewer District, 5.875%, 1/01/15 ..........................................       100,000       108,489
   Sewer, Refunding, Series C, 6.25%, 1/01/32 ...............................     8,715,000     9,752,346
King County Housing Authority Revenue, Woodridge Park Project, 6.25%, 5/01/15       175,000       180,679
King County School District No. 400 GO, Mercer Island, 5.90%, 12/01/15 ......       100,000       112,276
King County School District No. 412, Shoreline, Pre-Refunded, 6.10%, 6/01/13        100,000       110,281
King County School District No. 415, Kent, FSA Insured, 5.875%, 6/01/16 .....       200,000       224,382
Lewis County PUD No. 1, Cowlitz Falls Hydroelectric Project Revenue,
   6.00%, 10/01/24 ..........................................................       200,000       200,480
Pierce County EDC, Solid Waste Revenue, Occidental Petroleum Corp.,
   5.80%, 9/01/29 ...........................................................     4,375,000     4,333,481
Pierce County School District No. 320, GO, FSA Insured, 6.00%, 12/01/14 .....     2,000,000     2,278,000
Pierce County Sewer Revenue, 5.70%, 2/01/17 .................................       100,000       105,858
Port of Seattle Revenue, Series B,
   6.00%, 11/01/17 ..........................................................       180,000       180,000
   Pre-Refunded, 6.00%, 11/01/17 ............................................        20,000        20,000
Port Seattle Revenue, Refunding, Series A, FGIC Insured, 5.00%, 4/01/31 .....    15,000,000    14,819,850
Seatac GO, MBIA Insured, Pre-Refunded, 6.50%, 12/01/13 ......................     3,210,000     3,439,611
Seattle Housing Authority Low Income Housing Assistance Revenue,
  Kin On Project, 7.40%, 11/20/36 ...........................................        99,000       110,258
Seattle Municipal Light and Power Revenue, 5.40%, 12/01/25 ..................    10,000,000    10,202,700
Seattle Water System Revenue, FGIC Insured, 5.00%, 10/01/23 .................       300,000       300,957
Snohomish County GO, MBIA Insured, 5.90%, 12/01/15 ..........................       100,000       108,515
Snohomish County Housing Authority Revenue, Pooled, 6.30%, 4/01/16 ..........       200,000       208,928
Snohomish County PUD No. 1 Electric Revenue, Generation System, Refunding,
  FGIC Insured, 6.00%, 1/01/18 ..............................................       200,000       205,346
Snohomish County USD No. 6 GO, 6.50%, 12/01/11 ..............................     7,000,000     8,498,560
Spokane County GO, Refunding, 6.00%, 12/01/14 ...............................       130,000       145,425
Spokane County Water District No. 3 Water Revenue, Refunding, 5.90%, 1/01/14         65,000        65,204
Sunnyside GO, MBIA Insured, 6.10%, 12/01/14 .................................       100,000       108,920
Tacoma Electric System Revenue, FGIC Insured, Pre-Refunded, 6.25%, 1/01/15 ..       200,000       214,406
Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 .........................       300,000       317,652
Tacoma Refuse Utility Revenue, AMBAC Insured, Pre-Refunded, 7.00%, 12/01/19 .       100,000       112,676
Twenty-Fifth Avenue Properties Washington Student Housing Revenue,
  MBIA Insured,
   5.125%, 6/01/22 ..........................................................     2,925,000     2,972,473
   5.25%, 6/01/33 ...........................................................     9,770,000     9,901,700
University of Washington Alumni Association Lease Revenue, Medical Center
  Roosevelt II, FSA Insured,
   6.30%, 8/15/14 ...........................................................     4,500,000     4,908,690
Washington State GO,
   Motor Vehicle Fuel Tax, Refunding, Series 1995D, DD-15 and R-95C,
     6.00%, 9/01/20 .........................................................       240,000       261,576
   Series C, 5.50%, 7/01/11 .................................................     1,000,000     1,133,810
   Various Purpose, Series C, FSA Insured, 5.25%, 1/01/26 ...................    10,120,000    10,334,645

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                   AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 WASHINGTON (CONT.)
 Washington State Health Care Facilities Authority Revenue,
    Multicare Health Systems, MBIA Insured, 5.00%, 8/15/22 ...................    $   250,000   $    250,620
    Providence Services, MBIA Insured, 5.50%, 12/01/26 .......................      6,000,000      6,189,000
 Washington State Higher Education Facilities Authority Revenue,
   Pacific Lutheran University Project, Refunding,
   Connie Lee Insured, 5.70%, 11/01/26 .......................................        200,000        212,552
 Washington State Housing Finance Commission SF Program,
    Series 1A-1, GNMA Secured, 6.25%, 6/01/16 ................................         80,000         83,858
    Series 1A-3, GNMA Secured, 6.15%, 12/01/15 ...............................        200,000        209,474
    Series 2N, GNMA Secured, 6.05%, 12/01/16 .................................         75,000         78,976
    Series 3A, GNMA Secured, 5.75%, 12/01/28 .................................        150,000        153,032
 Washington State Housing Finance Commission SFMR, MBS Program, Series A,
   GNMA Secured, FNMA Insured,
    7.05%, 7/01/22 ...........................................................         10,000         10,305
 Washington State Public Power Supply System Revenue,
    Nuclear Project No. 1, Refunding, Series A, 6.05%, 7/01/12 ...............     35,355,000     37,075,728
    Nuclear Project No. 2, Refunding, Series A, 6.00%, 7/01/09 ...............     13,675,000     14,336,186
    Nuclear Project No. 2, Refunding, Series A, 6.00%, 7/01/09 ...............      4,655,000      4,863,684
    Nuclear Project No. 2, Refunding, Series A, 6.30%, 7/01/12 ...............      7,700,000      9,133,663
                                                                                                ------------
                                                                                                 199,935,237
                                                                                                ------------
 WEST VIRGINIA .4%
 Braxton County Solid Waste Disposal Revenue, Weyerhaeuser Co. Project,
    6.50%, 4/01/25 ...........................................................      3,500,000      3,597,895
    Refunding, 5.40%, 5/01/25 ................................................     10,000,000      9,561,300
 Tyler County PCR, Union Carbide Corp., 7.625%, 8/01/05 ......................      2,400,000      2,648,952
 West Virginia State GO, Series A, FGIC Insured, 5.20%, 11/01/26 .............     10,000,000     10,211,500
 West Virginia State Hospital Finance Authority Hospital Revenue, Logan
   General Hospital Project, Refunding and Improvement, 7.25%, 7/01/20 .......      7,000,000      4,257,890
                                                                                                ------------
                                                                                                  30,277,537
                                                                                                ------------
 WISCONSIN .9%
 Janesville IDR, Simmons Manufacturing Co., 7.00%, 10/15/17 ..................      2,200,000      2,286,636
 Wisconsin Housing and EDA, Homeownership Revenue,
    Refunding, Series A, 6.10%, 11/01/10 .....................................      9,190,000      9,759,688
    Series A, 6.90%, 3/01/16 .................................................      1,515,000      1,579,645
    Series A, 6.45%, 3/01/17 .................................................      4,110,000      4,253,398
 Wisconsin State GO,
    Refunding, Series 2, 5.40%, 5/01/04 ......................................        700,000        737,177
    Series B, 5.00%, 5/01/08 .................................................      2,000,000      2,189,380
 Wisconsin State Health and Educational Facilities Authority Revenue,
    Children's Hospital of Wisconsin Inc., AMBAC Insured, 5.375%, 2/15/28 ....     21,050,000     21,446,372
    Franciscan Sisters Christian, Series A, 5.50%, 2/15/18 ...................      1,500,000      1,509,690
    Franciscan Sisters Christian, Series A, 5.50%, 2/15/28 ...................      1,000,000        974,600
    Mercy Health Systems Corp., AMBAC Insured, 6.125%, 8/15/13 ...............      6,500,000      7,201,155
    Mercy Health Systems Corp., AMBAC Insured, 6.125%, 8/15/17 ...............      7,500,000      8,264,250
 Wisconsin State Petroleum Inspection Fee Revenue, Series A, 6.00%, 7/01/11 ..      1,500,000      1,655,955
 Wisconsin State Transportation Revenue, Series A, MBIA Insured, 5.00%, 7/01/07     3,000,000      3,286,110
                                                                                                ------------
                                                                                                  65,144,056
                                                                                                ------------

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                   AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 WYOMING .2%
 Wyoming CDA,
    Housing Revenue, Refunding, Series 6, 6.10%, 12/01/28 ................      $ 8,365,000   $    8,655,600
    MFMR, Series A, 6.95%, 6/01/24 .......................................        3,460,000        3,532,314
    MFMR, Series A, Pre-Refunded, 6.90%, 6/01/12 .........................        1,155,000        1,187,028
                                                                                              --------------
                                                                                                  13,374,942
                                                                                              --------------
 TOTAL BONDS .............................................................                     6,978,713,271
                                                                                              --------------
 ZERO COUPON BONDS/STEP-UP BONDS 4.2%
 Calcasieu Parish Memorial Hospital Service District Revenue,
   Lake Charles Parish Memorial Hospital Project, Series A,
   Connie Lee Insured,12/01/22 ...........................................       11,040,000        9,629,309
 Chicago RMR, Refunding, Series B, MBIA Insured,10/01/09 .................          890,000          549,735
 Coldwater Community Schools, MBIA Insured, Pre-Refunded, 5/01/18 ........        5,935,000        2,646,535
 Colorado Springs Airport Revenue, Series C,
    1/01/03 ..............................................................        1,660,000        1,653,742
    1/01/05 ..............................................................        1,610,000        1,505,109
    1/01/07 ..............................................................        1,675,000        1,423,717
    1/01/08 ..............................................................          800,000          642,760
    1/01/11 ..............................................................        1,450,000          977,025
 Cook County GO, Community Consolidated School District No. 54,
   Schaumberg Township, Series B FGIC Insured,
   Pre-Refunded,
    1/01/07 ..............................................................        3,505,000        2,732,603
    1/01/08 ..............................................................        4,800,000        3,501,840
    1/01/09 ..............................................................        4,380,000        2,987,291
    1/01/10 ..............................................................        5,760,000        3,681,504
 Director of State Department of Business and Industry Revenue,
   Las Vegas Monorail Project, AMBAC Insured,
    1/01/25 ..............................................................        3,080,000          911,865
    1/01/26 ..............................................................        3,815,000        1,054,733
    1/01/27 ..............................................................        3,000,000          780,930
    1/01/28 ..............................................................       13,315,000        3,254,319
    1/01/29 ..............................................................        8,410,000        1,933,627
 District of Columbia Revenue, Capital Appreciation, Georgetown University,
    MBIA Insured, 4/01/22 ................................................       12,870,000        4,357,010
    MBIA Insured, 4/01/23 ................................................       14,160,000        4,497,074
    Series A, MBIA Insured, 4/01/20 ......................................        8,860,000        3,476,841
 Florida State Mid-Bay Bridge Authority Revenue, Series A, senior lien,
   AMBAC Insured,
    10/01/23 .............................................................        5,000,000        1,621,350
    10/01/24 .............................................................        3,000,000          920,040
 Foothill/Eastern Corridor Agency Toll Road Revenue,
    Capital Appreciation, Refunding, 1/15/24 .............................       65,000,000       18,595,850
    Convertible Capital Appreciation, Refunding, 1/15/23 .................       35,000,000       23,383,500
 Harrison Community Schools GO, AMBAC Insured, 5/01/20 ...................        6,000,000        2,309,880
 Hays Consolidated ISD, Capital Appreciation,
    8/15/19 ..............................................................        5,285,000        2,099,678
    8/15/21 ..............................................................        8,420,000        2,897,069
    8/15/22 ..............................................................        8,470,000        2,714,550

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
ZERO COUPON BONDS/STEP-UP BONDS (CONT.)
Jefferson County Capital Projects Corp. Lease Revenue, Refunding, Series A,
   8/15/07 .................................................................     $1,640,000    $1,411,843
   8/15/08 .................................................................      4,505,000     3,692,929
   8/15/09 .................................................................      4,580,000     3,565,209
   8/15/10 .................................................................      4,620,000     3,405,541
   8/15/13 .................................................................      6,825,000     4,292,106
   8/15/14 .................................................................      6,860,000     4,070,998
   8/15/16 .................................................................      7,005,000     3,678,536
   8/15/17 .................................................................      7,115,000     3,524,771
Kentucky Economic Development Finance Authority Health System Revenue,
  Norton Healthcare Inc., Refunding,
  Series B, MBIA Insured,10/01/18 ..........................................     10,000,000     4,488,700
Kentucky Economic Development Finance Authority Revenue,
  Norton Healthcare Inc., Series C, MBIA Insured,
  zero cpn. to 10/01/05,
   6.05% thereafter, 10/01/19 ..............................................     11,080,000    10,330,972
   6.10% thereafter, 10/01/21 ..............................................      8,925,000     8,188,578
   6.15% thereafter, 10/01/23 ..............................................     16,945,000    15,201,698
Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
   Capital Appreciation, McCormick Place, Refunding, Series B,
  MBIA Insured, 6/15/20 ....................................................      8,240,000     5,087,706
   Capital Appreciation, McCormick Place, Refunding, Series B, MBIA Insured,
     6/15/21 ...............................................................      6,000,000     3,637,440
   Capital Appreciation, Series A, FGIC Insured, 6/15/09 ...................        235,000       183,225
   Capital Appreciation, Series A, FGIC Insured, 6/15/09 ...................      9,275,000     7,297,570
   Capital Appreciation, Series A, FGIC Insured, Pre-Refunded, ETM, 6/15/09       1,490,000     1,172,332
   McCormick Place Expansion Project, Series A, FGIC Insured, 6/15/10 ......      7,845,000     5,846,800
   McCormick Place Expansion Project, Series A, FGIC Insured, 6/15/10 ......        155,000       114,235
   McCormick Place Expansion Project, Series A, FGIC Insured, 6/15/11 ......      9,690,000     6,860,811
   McCormick Place Exposition, Series A, FGIC Insured, Pre-Refunded, 6/15/08      7,000,000     5,812,730
   McCormick Place Exposition, Series A, 6/15/08 ...........................        185,000       152,020
   McCormick Place Exposition, Series A, FGIC Insured, ETM, 6/15/08 ........      1,315,000     1,091,963
Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
  Capital Appreciation, McCormick Place, Refunding, Series B, 6/15/22 ......     30,000,000    13,691,100
Miami-Dade County Special Obligation, sub. lien, Series B,
  MBIA Insured, 10/01/34 ...................................................      5,500,000       929,225
Owensboro Electric Light and Power Revenue, Series B, AMBAC Insured,1/01/08       5,250,000     4,425,803
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
   Refunding, Series A, 1/15/21 ............................................     50,000,000    36,593,000
   senior lien, ETM, 1/01/23 ...............................................      7,000,000     2,443,770
Shreveport Water and Sewer Revenue, Series B, FGIC Insured,
   12/01/07 ................................................................        490,000       356,426
   12/01/08 ................................................................      2,530,000     1,717,111
   12/01/09 ................................................................      4,080,000     2,583,905
   12/01/10 ................................................................      5,630,000     3,326,711
Texas State Turnpike Authority Central Texas Turnpike Systems Revenue,
  Capital Appreciation, AMBAC Insured, 8/15/31 .............................     43,500,000     7,957,890
University of Illinois Revenues, AMBAC Insured, 4/01/10 ....................     14,250,000    10,589,175
Washington State Public Power Supply System Revenue, Nuclear Project No. 3,
   Refunding, Series B, 7/01/12 ............................................      6,400,000     4,188,224
   Refunding, Series B, 7/01/13 ............................................     11,000,000     6,775,340

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                    PRINCIPAL
                                                                                      AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 ZERO COUPON BONDS/STEP-UP BONDS (CONT.)
 Washington State Public Power Supply System Revenue,
   Nuclear Project No. 3, (cont.)
    Refunding, Series B, 7/01/14 .............................................     $  2,550,000   $    1,530,175
    Series B, 7/01/14 ........................................................       12,450,000        7,261,090
                                                                                                  --------------
 TOTAL ZERO COUPON BONDS/STEP-UP BONDS .......................................                       314,217,144
                                                                                                  --------------
 TOTAL LONG TERM INVESTMENTS (COST $7,050,484,879) ...........................                     7,292,930,415
                                                                                                  --------------
aSHORT-TERM INVESTMENTS .3%
 ARKANSAS .1%
 Valdez Marine Terminal Revenue, Exxon Pipeline Co. Project, Refunding,
   Series C, Daily VRDN and Put,
    1.85%, 12/01/33 ..........................................................        3,900,000        3,900,000
                                                                                                  --------------
 GEORGIA .1%
 Atlanta Water and Wastewater Revenue, Series C, FSA Insured, Daily VRDN
   and Put, 1.90%, 11/01/41 ..................................................        5,100,000        5,100,000
                                                                                                  --------------
 LOUISIANA
 Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc.
   Project, First Stage, ACES, Refunding, Daily VRDN and Put, 1.95%, 9/01/06 .        1,400,000        1,400,000
                                                                                                  --------------
 MASSACHUSETTS
 Massachusetts State Water Resource Authority Revenue, Multi-Modal, Refunding,
   Sub Series D, Daily VRDN and Put, 1.90%, 8/01/17 ..........................        3,700,000        3,700,000
                                                                                                  --------------
 NEVADA
 Clark County ID, Special Assessment, Local Improvement,
   Special Improvement 128, Series A, Daily VRDN and Put, 1.99%, 2/01/21 .....        1,000,000        1,000,000
                                                                                                  --------------
 NEW YORK .1%
 New York City GO, Sub Series E-3, Daily VRDN and Put, 1.90%, 8/01/23 ........        3,200,000        3,200,000
 New York City Municipal Water Finance Authority Water and Sewer System
   Revenue, Series G, FGIC Insured, Daily VRDN and Put, 1.85%, 6/15/24 .......          900,000          900,000
                                                                                                  --------------
                                                                                                       4,100,000
                                                                                                  --------------
 OREGON
 Multnomah County Higher Educational Revenue, Concordia University Portland
   Project, Daily VRDN and Put, 2.00%, 12/01/29 ..............................        1,200,000        1,200,000
                                                                                                  --------------
 TOTAL SHORT-TERM INVESTMENTS (COST $20,400,000) .............................                        20,400,000
                                                                                                  --------------
 TOTAL INVESTMENTS (COST $7,070,884,879) 98.5% ...............................                     7,313,330,415
                                                                                                  --------------
 OTHER ASSETS, LESS LIABILITIES 1.5% .........................................                       114,083,039
                                                                                                  --------------
 NET ASSETS 100.0% ...........................................................                    $7,427,413,454
                                                                                                  ==============


See Glossary of terms on page 54.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

b See Note 6 regarding defaulted securities.

                       See notes to financial statements.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)



GLOSSARY OF TERMS
-------------------------------------------------------------------------------



ACES   -  Adjustable Convertible Exempt Securities
AMBAC  -  American Municipal Bond Assurance Corp.
CDA    -  Community Development Authority/Agency
COP    -  Certificate of Participation
CRDA   -  Community Redevelopment Authority/Agency
EDA    -  Economic Development Authority
EDC    -  Economic Development Corp.
EDR    -  Economic Development Revenue
ETM    -  Escrow to Maturity
FGIC   -  Financial Guaranty Insurance Co.
FHA    -  Federal Housing Authority/Agency
FI/GML -  Federally Insured or Guaranteed Mortgage Loans
FNMA   -  Federal National Mortgage Association
FSA    -  Financial Security Assistance
GNMA   -  Government National Mortgage Association
GO     -  General Obligation
HDA    -  Housing Development Authority/Agency
HFA    -  Housing Finance Authority/Agency
HFAR   -  Housing Finance Authority/Agency Revenue
HFC    -  Housing Finance Corp.
HMR    -  Home Mortgage Revenue
IDA    -  Industrial Development Authority/Agency
IDAR   -  Industrial Development Authority/Agency Revenue
IDB    -  Industrial Development Board
IDBR   -  Industrial Development Board Revenue
IDC    -  Industrial Development Corp.
IDR    -  Industrial Development Revenue
ISD    -  Independent School District
LP     -  Limited Partnership
MBIA   -  Municipal Bond Investors Assurance Corp.
MBS    -  Mortgage Backed Securities
MF     -  Multi-Family
MFHR   -  Multi-Family Housing Revenue
MFMR   -  Multi-Family Mortgage Revenue
MFR    -  Multi-Family Revenue
MTA    -  Metropolitan Transit Authority
PBA    -  Public Building Authority
PCR    -  Pollution Control Revenue
PFA    -  Public Finance Authority
PUD    -  Public Utility District
RDA    -  Redevelopment Authority/Agency
RDAR   -  Redevelopment Authority/Agency Revenue
RMR    -  Residential Mortgage Revenue
SF     -  Single Family
SFHR   -  Single Family Housing Revenue
SFM    -  Single Family Mortgage
SFMR   -  Single Family Mortgage Revenue
USD    -  Unified School District
VRDN   -  Variable Rate Demand Notes

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2002 (UNAUDITED)


Assets:
 Investments in securities:
  Cost .................................................................................................$7,070,884,879
                                                                                                        ===============
  Value ................................................................................................ 7,313,330,415
 Cash ..................................................................................................        12,816
 Receivables:
  Capital shares sold ..................................................................................     8,468,366
  Interest .............................................................................................   122,700,124
                                                                                                        ---------------
      Total assets ..................................................................................... 7,444,511,721
                                                                                                        ---------------
Liabilities:
 Payables:
  Capital shares redeemed ..............................................................................     9,720,630
  Affiliates ...........................................................................................     3,997,995
  Shareholders .........................................................................................     3,209,940
 Other liabilities .....................................................................................       169,702
                                                                                                        ---------------
      Total liabilities ................................................................................    17,098,267
                                                                                                        ---------------
       Net assets, at value ............................................................................$7,427,413,454
                                                                                                        ===============
Net assets consist of:
 Undistributed net investment income ...................................................................      $128,849
 Net unrealized appreciation ...........................................................................   242,445,536
 Accumulated net realized loss .........................................................................   (19,933,543)
 Capital shares ........................................................................................ 7,204,772,612
                                                                                                        ---------------
       Net assets, at value ............................................................................$7,427,413,454
                                                                                                        ===============
CLASS A:
 Net asset value per share ($6,713,306,880 / 565,749,643 shares outstanding) a .........................        $11.87
                                                                                                        ===============
 Maximum offering price per share ($11.87 / 95.75%) ....................................................        $12.40
                                                                                                        ===============
CLASS B:
 Net asset value and maximum offering price per share ($265,828,555 / 22,419,791 shares outstanding) a .        $11.86
                                                                                                        ===============
CLASS C:
 Net asset value per share ($360,389,191 / 30,385,639 shares outstanding) a ............................        $11.86
                                                                                                        ===============
 Maximum offering price per share ($11.86 / 99.00%) ....................................................        $11.98
                                                                                                        ===============
ADVISOR CLASS:
 Net asset value and maximum offering price per share ($87,888,828 / 7,403,496 shares outstanding) .....        $11.87
                                                                                                        ===============


a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED)


Investment income:
 Interest ....................................................      $208,196,769
                                                                    ------------
Expenses:
 Management fees (Note 3) ....................................        16,843,510
 Distribution fees (Note 3)
  Class A ....................................................         2,904,530
  Class B ....................................................           809,599
  Class C ....................................................         1,099,530
 Transfer agent fees (Note 3) ................................         1,631,421
 Custodian fees ..............................................            36,677
 Reports to shareholders .....................................           126,675
 Registration and filing fees ................................           242,424
 Professional fees ...........................................            32,423
 Directors' fees and expenses ................................            35,694
 Other .......................................................           252,217
                                                                    ------------
      Total expenses .........................................        24,014,700
                                                                    ------------
       Net investment income .................................       184,182,069
                                                                    ------------
Realized and unrealized gains:
 Net realized gain from investments ..........................        10,342,067
 Net unrealized appreciation on investments ..................        23,160,585
                                                                    ------------
Net realized and unrealized gain .............................        33,502,652
                                                                    ------------
Net increase in net assets resulting from operations .........      $217,684,721
                                                                    ============

                       See notes to financial statements.
56

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Statements (CONTINUED)

STATEMENT OF CHANGES IN NET ASSETS FOR THE SIX MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED) AND THE YEAR ENDED APRIL 30, 2002

                                                                         SIX MONTHS ENDED    YEAR ENDED
                                                                         OCTOBER 31, 2002  APRIL 30, 2002
                                                                         ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................  $  184,182,069  $  366,439,231
  Net realized gain from investments ....................................      10,342,067      11,330,018
  Net unrealized appreciation on investments ............................      23,160,585      10,447,359
                                                                           -------------------------------
      Net increase in net assets resulting from operations ..............     217,684,721     388,216,608
 Distributions to shareholders from:
  Net investment income:
   Class A ..............................................................    (170,945,249)   (344,780,072)
   Class B ..............................................................      (5,530,262)     (7,926,518)
   Class C ..............................................................      (7,732,973)    (13,148,031)
   Advisor Class ........................................................      (2,161,978)       (407,063)
                                                                           -------------------------------
 Total distributions to shareholders ....................................    (186,370,462)   (366,261,684)
 Capital share transactions: (Note 2)
   Class A ..............................................................      51,009,727     180,422,477
   Class B ..............................................................      44,312,070     100,374,219
   Class C ..............................................................      39,043,075      77,543,257
   Advisor Class ........................................................       3,129,991      83,616,410
                                                                           -------------------------------
 Total capital share transactions .......................................     137,494,863     441,956,363
      Net increase in net assets ........................................     168,809,122     463,911,287
Net assets
 Beginning of period ....................................................   7,258,604,332   6,794,693,045
                                                                           -------------------------------
 End of period ..........................................................  $7,427,413,454  $7,258,604,332
                                                                           ===============================
Undistributed net investment income included in net assets:
 End of period ..........................................................       $ 128,849    $  2,317,242
                                                                           ===============================


                       See notes to financial statements.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Federal Tax-Free Income Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to provide tax-free income. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Notes to Financial Statements (unaudited) (CONTINUED)


2. CAPITAL STOCK (CONT.)

At October 31, 2002, there were ten billion shares of no par value stock authorized, of which three billion each were designated as Class A and Class C, one hundred million were designated to Class B and five hundred million were designated to Advisor Class. Transactions in the Fund's shares were as follows:

                                                          SIX MONTHS ENDED                YEAR ENDED
                                                          OCTOBER 31, 2002              APRIL 30, 2002
                                                     ------------------------------------------------------------
                                                        SHARES        AMOUNT         SHARES       AMOUNT
                                                     ------------------------------------------------------------
CLASS A SHARES:
 Shares sold ......................................  29,535,896   $ 351,605,378       73,959,968   $ 878,078,025
 Shares issued in reinvestment of distributions ...   6,788,814      80,751,803       12,591,514     149,167,645
 Shares redeemed .................................. (32,065,811)   (381,347,454)     (71,387,183)   (846,823,193)
                                                     ------------------------------------------------------------
 Net increase .....................................   4,258,899   $  51,009,727       15,164,299   $ 180,422,477
                                                     ============================================================
CLASS B SHARES:
 Shares sold ......................................   4,358,890   $  51,901,036        9,327,698   $ 110,796,358
 Shares issued in reinvestment of distributions ...     263,481       3,134,266          366,683       4,342,064
 Shares redeemed ..................................    (901,240)    (10,723,232)      (1,248,255)    (14,764,203)
                                                     ------------------------------------------------------------
 Net increase .....................................   3,721,131   $  44,312,070        8,446,126   $ 100,374,219
                                                     ============================================================
CLASS C SHARES:
 Shares sold ......................................   5,071,813   $  60,404,396        9,768,319   $ 115,994,085
 Shares issued in reinvestment of distributions ...     393,314       4,679,196          650,137       7,700,830
 Shares redeemed ..................................  (2,186,875)    (26,040,517)      (3,896,144)    (46,151,658)
                                                     ------------------------------------------------------------
 Net increase .....................................   3,278,252   $  39,043,075        6,522,312   $  77,543,257
                                                     ============================================================
ADVISOR CLASS: a
 Shares sold ......................................     658,634    $  7,927,118          172,211    $  2,019,659
 Shares issued on merger ..........................          --              --        8,057,649      94,274,488
 Shares issued in reinvestment of distributions ...         374           4,452              124           1,444
 Shares redeemed ..................................    (403,448)     (4,801,579)      (1,082,048)    (12,679,181)
                                                     ------------------------------------------------------------
 Net increase .....................................     255,560   $   3,129,991        7,147,936   $  83,616,410
                                                     ============================================================

a During the year ended April 30, 2002, the Fund acquired the net assets of the Fiduciary Trust International (FTI) Municipal Bond Fund pursuant to a plan of reorganization approved by FTI Municipal Bond Fund's shareholders.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, LLC (Investor Services), and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Notes to Financial Statements (unaudited) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Fund pays an investment management fee to Advisers based on the net assets of the Fund as follows:

       ANNUALIZED
        FEE RATE           MONTH-END NET ASSETS
------------------------------------------------------------------------------
          .625%            First $100 million
          .500%            Over $100 million, up to and including $250 million
          .450%            Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .10%, .65%, and .65% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund shares, and received contingent deferred sales charges for the period of $2,022,393 and $267,936, respectively.

The Fund paid transfer agent fees of $1,631,421 of which $1,165,810 was paid to Investor Services.


4. INCOME TAXES

At April 30, 2002, the Fund had tax basis capital losses of $30,268,697 which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:
         2008 ........................... $ 7,109,829
         2009 ...........................  23,158,868
                                          -----------
                                          $30,268,697
                                          ===========

At October 31, 2002, the net unrealized appreciation based on the cost of investments for income tax purposes of $7,069,308,919 was as follows:

        Unrealized appreciation ....... $ 388,199,714
        Unrealized depreciation .......  (144,178,218)
                                        --------------
        Net unrealized appreciation ... $ 244,021,496
                                        ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of non-deductible merger expenses, and bond discounts and premiums.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales and bond discounts and premiums.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Notes to Financial Statements (unaudited) (CONTINUED)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2002 aggregated $555,409,856 and $421,305,535, respectively.


6. DEFAULTED SECURITIES

At October 31, 2002, the Fund held a defaulted security with a value of $706,534 representing .01% of the Fund's net assets. For information as to the specific security, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

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


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


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

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS


GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund

GROWTH & INCOME
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 3
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 4
Franklin Short-Intermediate
 U.S. Government Securities Fund 3
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 3
Franklin Federal Money Fund 3,5
Franklin Money Fund 3,5

TAX-FREE INCOME 6
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 7
Tax-Exempt Money Fund 3,5

STATE-SPECIFIC
TAX-FREE INCOME 6
Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 9


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
5. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
6. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
7. Portfolio of insured municipal securities.
8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           09/02

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FRANKLIN(R) TEMPLETON(R)
INVESTMENTS
One Franklin Parkway
San Mateo, CA 94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.



SEMIANNUAL REPORT
FRANKLIN FEDERAL TAX-FREE INCOME FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301
This report must be preceded or accompanied by the current Franklin Federal Tax-Free Income Fund prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to and from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

116 S2002 12/02

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